B-66

PROSPECTUS SUPPLEMENT                                  43516 6/98
DATED JUNE 17, 1998 TO:

PUTNAM VARIABLE TRUST
PROSPECTUSES DATED APRIL 30, 1998

1.   THE FOLLOWING REPLACES THE SECTION ENTITLED
2.   COMMON INVESTMENT POLICIES AND TECHNIQUES - DIVERSIFICATION
   POLICIES":

Each fund (other than Putnam VT Health Sciences Fund and Putnam VT Utilities Growth and Income Fund) is a "diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). This means that with respect to 75% of its total assets a fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). The remaining 25% of its total assets is not subject to this restriction. To the extent a fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.

2.  THE FOLLOWING REPLACES THE FIRST TWO SENTENCES OF THE SECTION
ENTITLED "COMMON INVESTMENT POLICIES AND TECHNIQUES - LIMITING
INVESTMENT RISK":

SPECIFIC INVESTMENT RESTRICTIONS HELP TO LIMIT INVESTMENT RISKS FOR EACH FUND'S SHAREHOLDERS. These restrictions prohibit a fund with respect to 75% of its total assets (with respect to 50% of its total assets in the case of Putnam VT Health Sciences Fund and Putnam VT Utilities Growth and Income Fund) from holding more than 10% of the voting securities of any one issuer.*

3. IN THE SECTION ENTITLED "HOW THE TRUST IS MANAGED," THE CHART INDICATING THE OFFICERS OF PUTNAM INVESTMENT MANAGEMENT, INC. ("PUTNAM MANAGEMENT") THAT HAVE PRIMARY RESPONSIBILITY FOR THE DAY-TO-DAY MANAGEMENT OF THE PORTFOLIO OF PUTNAM VT HEALTH SCIENCES FUND AND PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES FUND IS REPLACED WITH THE FOLLOWING:

                                        Business experience
Officer                  Year           (at least 5 years)
-------                  ----           -------------------------
-

Putnam VT Health Sciences Fund

Richard B. England            1998           Employed as an
investment
Senior Vice President                        professional by
Putnam
                                        Management since 1992.

David G. Carlson              1998           Employed as an
investment
Senior Vice President                        professional by
Putnam
                                        Management since 1992.

Putnam VT International New Opportunities Fund

Robert Swift                  1996           Employed as an
investment
Managing Director                            professional by
Putnam
                                        Management since 1995.
               Prior
                                        August, 1995, Mr. Swift
               was
                                        Director and Senior
               Portfolio
                                        Manager at IAI
               International/
                                        Hill Samuel Investment
                                        Advisors.

J. Peter Grant           1996           Employed as an investment
Senior Vice President                        professional by
Putnam
                                        Management since 1973.

Ami T. Kuan Danoff            1996           Employed as an
investment
Senior Vice President                        professional by
Putnam
                                        Management since 1993.
               Prior
                                        to April, 1993, Ms.
               Danoff
                                        attended the MIT Sloan
                                        School of Management.

Stephen Oler                  1998           Employed as an
investment
Senior Vice President                        professional by
Putnam
                                        Management since 1997.
               Prior
                                        to June, 1997, Mr. Oler
                                        was a Vice President at
                                        Templeton Investments,
               and
                                        prior to March, 1996 was
               a
                                        Senior Vice President at
                                        Barring Asset Management
               Co.

Deborah S. Farrell            1998           Employed as an
investment
Senior Vice President                        professional by
Putnam
                                        Management since 1997.
               Prior
                                        to May, 1997, Ms. Farrell
                                        was a Portfolio Manager
               at
                                        Emerging Markets
               Investors
                                        Corporation, and prior to
                                        May, 1994, Ms. Farrell
               was
                                        Division Manager, Asian
                                        Capital Markets, at
                                        International Finance
                                        Corporation.

4.   THE FOLLOWING REPLACES THE FIRST TWO PARAGRAPHS UNDER THE
   SECTION ENTITLED "PUTNAM VT DIVERSIFIED INCOME FUND -
   INTERNATIONAL SECTOR":

THE FUND WILL INVEST THE ASSETS ALLOCATED TO THE INTERNATIONAL
SECTOR PRIMARILY IN DEBT OBLIGATIONS AND OTHER FIXED-INCOME
SECURITIES OF NON-U.S. ISSUERS.  These securities include:

* debt obligations issued or guaranteed by foreign, national, provincial, state, or other governments with taxing authority, or by their agencies or instrumentalities;

*  debt obligations of supranational entities (described below);
and

* debt obligations and other fixed-income securities of foreign corporate issuers and similar non-U.S. dollar denominated securities of U.S. corporate issuers.

Investments in the International Sector are not subject to any limitation based on securities ratings (other than the limitation set forth below) and may be denominated in any currency, including the U.S. dollar. To the extent a security is assigned a different rating by one or more rating agencies, Putnam Management will use the highest rating assigned by any agency.
No more than 5% of the net assets of the fund, regardless of whether they are allocated to the High Yield Sector or the International Sector, may be invested in securities that are rated below Caa or CCC by a nationally recognized securities rating agency, or, if unrated, are determined by Putnam Management to be of comparable quality. Investments in fixed income securities of foreign governments and supranational entities will be allocated to the International Sector. The High Yield Sector and the International Sector may make investments in foreign corporate fixed income securities.


                                                        HV-2247
                                               PEG-0135-03/98 A
40009-10


PROSPECTUS SUPPLEMENT                                  43518 6/98
DATED JUNE 17, 1998 TO:

PUTNAM VARIABLE TRUST
CLASS IA PROSPECTUS FOR RELIASTAR LIFE INSURANCE COMPANY DATED
APRIL 30, 1998

1.  THE FOLLOWING REPLACES THE SECTION ENTITLED "COMMON
INVESTMENT POLICIES AND TECHNIQUES - DIVERSIFICATION POLICIES":

Each fund (other than Putnam VT Utilities Growth and Income Fund) is a "diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). This means that with respect to 75% of its total assets a fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). The remaining 25% of its total assets is not subject to this restriction. To the extent a fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.

2.   THE FOLLOWING REPLACES THE FIRST TWO SENTENCES OF THE
   SECTION ENTITLED "COMMON INVESTMENT POLICIES AND TECHNIQUES -
   LIMITING INVESTMENT RISK":

SPECIFIC INVESTMENT RESTRICTIONS HELP TO LIMIT INVESTMENT RISKS FOR EACH FUND'S SHAREHOLDERS. These restrictions prohibit a fund with respect to 75% of its total assets (with respect to 50% of its total assets in the case of Putnam VT Utilities Growth and Income Fund) from holding more than 10% of the voting securities of any one issuer.*

3.   THE FOLLOWING REPLACES THE FIRST TWO PARAGRAPHS UNDER THE
   SECTION ENTITLED "PUTNAM VT DIVERSIFIED INCOME FUND -
   INTERNATIONAL SECTOR":

THE FUND WILL INVEST THE ASSETS ALLOCATED TO THE INTERNATIONAL
SECTOR PRIMARILY IN DEBT OBLIGATIONS AND OTHER FIXED-INCOME
SECURITIES OF NON-U.S. ISSUERS.  These securities include:

* debt obligations issued or guaranteed by foreign, national, provincial, state, or other governments with taxing authority, or by their agencies or instrumentalities;

*  debt obligations of supranational entities (described below);
and

* debt obligations and other fixed-income securities of foreign corporate issuers and similar non-U.S. dollar denominated securities of U.S. corporate issuers.

Investments in the International Sector are not subject to any limitation based on securities ratings (other than the limitation set forth below) and may be denominated in any currency, including the U.S. dollar. To the extent a security is assigned a different rating by one or more rating agencies, Putnam Management will use the highest rating assigned by any agency.
No more than 5% of the net assets of the fund, regardless of whether they are allocated to the High Yield Sector or the International Sector, may be invested in securities that are rated below Caa or CCC by a nationally recognized securities rating agency, or, if unrated, are determined by Putnam Management to be of comparable quality. Investments in fixed income securities of foreign governments and supranational entities will be allocated to the International Sector. The High Yield Sector and the International Sector may make investments in foreign corporate fixed income securities.


                                                            47226

PUTNAM VARIABLE TRUST

                           FORM N-1A

                             PART B

          STATEMENT OF ADDITIONAL INFORMATION ("SAI")
        APRIL 30, 1998   , AS REVISED JUNE 17, 1998

This SAI is not a prospectus and is only authorized for distribution when accompanied or preceded by the prospectuses of the Trust dated April 30, 1998, as revised from time to time. This SAI contains information which may be useful to investors but which is not included in the prospectus. If the Trust has more than one form of current prospectus, each reference to the prospectus in this SAI shall include all of the Trust's prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. Investors may obtain a free copy of the applicable prospectus from Putnam Investor Services, Mailing address: P.O. Box 41203, Providence, RI 02940-1203.

The Report of the Trust's independent accountants and the audited financial statements of the Trust are incorporated by reference into this SAI.

                       TABLE OF CONTENTS

DEFINITIONS                                            B-   3

INVESTMENT OBJECTIVES AND POLICIES                     B-   3

TAXES                                                 B-   33

INVESTMENT RESTRICTIONS                               B-   36

MANAGEMENT                                            B-   38

INVESTMENT PERFORMANCE OF THE TRUST                   B-   84

DETERMINATION OF NET ASSET VALUE                      B-   86

DISTRIBUTION PLAN                                     B-   89

SUSPENSION OF REDEMPTIONS                             B-   90

SHAREHOLDER LIABILITY                                 B-   90

CUSTODIAN                                             B-   90

INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS      B-   91


                     PUTNAM VARIABLE TRUST
                        SAI DEFINITIONS
The "Trust"                  --  Putnam Variable Trust.
"Putnam Management"              --   Putnam Investment
                                 Management, Inc., the Trust's
                                 investment manager.
"Putnam Mutual Funds"            --   Putnam Mutual Funds Corp.,
                                 the Trust's principal
                                 underwriter.
"Putnam Fiduciary Trust      --  Putnam Fiduciary Trust Company,
 Company"                        the Trust's custodian.
"Putnam Investor Services"       --   Putnam Investor Services,
                                 a division of Putnam Fiduciary
                                 Trust Company, the Trust's
                                 investor servicing agent.
INVESTMENT OBJECTIVES AND POLICIES
The Trust consists of twenty separate investment portfolios (the "funds") with differing investment objectives and policies:
Putnam VT Asia Pacific Growth Fund, Putnam VT Diversified Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Global Asset Allocation Fund, Putnam VT Global Growth Fund, Putnam VT Growth and Income Fund, Putnam VT Health Sciences Fund, Putnam VT High Yield Fund, Putnam VT International Growth Fund, Putnam VT International Growth and Income Fund, Putnam VT International New Opportunities Fund, Putnam VT Investors Fund, Putnam VT Money Market Fund, Putnam VT New Opportunities Fund, Putnam VT New Value Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT U.S. Government and High Quality Bond Fund, Putnam VT Utilities Growth and Income Fund, Putnam VT Vista Fund and Putnam VT Voyager Fund. The investment objectives and policies of the funds are described in the prospectus offering such funds. This SAI contains, among other things, the investment restrictions of the funds. It also contains information concerning certain investment practices in which some or all of the funds may engage. The prospectus indicates which practices are applicable to each fund which it offers.

Except as described below under "Investment Restrictions of the Trust," the investment policies described in the prospectus and in this SAI are not fundamental, and the Trustees may change such policies without shareholder approval. As a matter of policy, the Trustees would not materially change the funds' investment objectives without shareholder approval.

SHORT-TERM TRADING

In seeking a fund's objective or objectives, Putnam Management will buy or sell portfolio securities whenever Putnam Management believes it appropriate to do so. In deciding whether to sell a portfolio security, Putnam Management does not consider how long the fund has owned the security. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of a fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. A fund's portfolio turnover rate is not a limiting factor when Putnam Management considers a change in a fund's portfolio.

Convertible Securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security.

The fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

The fund's investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the fund.

LOWER-RATED SECURITIES

A fund may invest in lower-rated fixed-income securities (commonly known as "junk bonds") to the extent described in the prospectus. The lower ratings of certain securities held by a fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by a fund more volatile and could limit a fund's ability to sell its securities at prices approximating the values the fund had placed on such securities. In the absence of a liquid trading market for securities held by it, a fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating organization) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See the prospectus for a description of security ratings.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of a fund's assets. Conversely, during periods of rising interest rates, the value of a fund's assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by recognized rating services in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect a fund's net asset value. A fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether its retention will assist in meeting a fund's investment objective or objectives.

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a substantial portion of a fund's assets may be invested in securities of which the fund, by itself or together with other funds and accounts managed by Putnam Management or its affiliates, holds all or a major portion. Although Putnam Management generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a fund's net asset value. In order to enforce its rights in the event of a default under such securities, a fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the fund's operating expenses and adversely affect the fund's net asset value. In addition, each fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code may limit the extent to which a fund may exercise its rights by taking possession of such assets.

Certain securities held by a fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by a fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

A fund may at times invest without limit in so-called "zero-coupon" bonds and "payment-in-kind" bonds identified in the prospectus, unless otherwise specified in the prospectus. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their values are subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently in cash. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. A fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders, even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for a fund to liquidate other investments in order to satisfy its dividend requirements.

To the extent the fund invests in securities in the lower rating categories, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities in the higher rating categories.

INVESTMENTS IN PREMIUM SECURITIES

Unless otherwise specified in the prospectus or elsewhere in this SAI, if a fund may invest in premium securities, it may do so without limit.

INVESTMENTS IN MISCELLANEOUS FIXED-INCOME SECURITIES

Unless otherwise specified in the prospectus or elsewhere in this SAI, if a fund may invest in inverse floating obligations, premium securities, or interest-only or principal-only classes of mortgage-backed securities (IOs and POs), it may do so without limit. None of the funds, however, currently intends to invest more than 15% of its assets in inverse floating obligations or more than 35% of its assets in IOs and POs under normal market conditions.

PRIVATE PLACEMENTS

Each fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

LOAN PARTICIPATIONS

A fund may invest in "loan participations." By purchasing a loan participation, a fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower.

The loans in which a fund may invest are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

A fund's ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower. The failure by a fund to receive scheduled interest or principal payments on a loan participation would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in a fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loan participations in which a fund will invest, however, Putnam Management will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Putnam Management's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Because loan participations in which a fund may invest are not generally rated by independent credit rating agencies, a decision by a fund to invest in a particular loan participation will depend almost exclusively on Putnam Management's and the original lending institutions credit analysis of the borrower.

Loan participations may be structured in different forms, including novations, assignments, and participating interests.
In a novation, a fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. A fund assumes the position of a co-lender with other syndicate members. As an alternative, a fund may purchase an assignment of a portion of a lender's interest in a loan. In this case, a fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan. A fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest, and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, but must rely for that purpose on the lending institution. A fund may also acquire a loan participation directly by acting as a member of the original lending syndicate.

A fund will in many cases be required to rely upon the lending institution from which it purchases the loan participation to collect and pass on to a fund such payments and to enforce a fund's rights under the loan. As a result, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent a fund from receiving principal, interest, and other amounts with respect to the underlying loan. When a fund is required to rely upon a lending institution to pay to the fund principal, interest, and other amounts received by it, Putnam Management will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which a fund holds a participation interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

Corporate loans in which a fund may purchase a loan participation are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities. Under current market conditions, most of the corporate loan participations purchased by a fund will represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, a fund may be unable to sell loan participations at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

Certain of the loan participations acquired by a fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, a fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that a fund is committed to make additional loans under such a participation, it will at all times hold and maintain in a segregated account liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by a fund may also involve loans made in foreign currencies. A fund's investment in such participations would involve the risks of currency fluctuations described above with respect to investments in the foreign securities.

MORTGAGE RELATED SECURITIES

To the extent described in the prospectus, each fund may invest in mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities. CMOs and other mortgage-backed securities represent a participation in, or are secured by, mortgage loans.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event a fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a fund may not be able to realize the rate of return it expected.

Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a fund.

Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause the fund to experience a loss equal to any unamortized premium.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to allocate the risk of prepayment among investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOS of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid.
If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a fund would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. A fund may invest in both the interest-only or "IO" class and the principal-only or "PO" class. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a fund's ability to buy or sell those securities at any particular time.

SECURITIES LOANS

Each fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the fund to exercise voting rights on any matters materially affecting the investment. The fund may also call such loans in order to sell the securities.

FORWARD COMMITMENTS

Each fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the fund sets aside, on the books and records of its custodian, liquid assets in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although a fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so. A fund may realize short-term profits or losses upon the sale of forward commitments.
A fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, that fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If a fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

REPURCHASE AGREEMENTS

Each fund may enter into repurchase agreements up to the limit specified in the prospectus. A repurchase agreement is a contract under which a fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the Trust's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers approved by the Trustees and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by a fund which are collateralized by the securities subject to repurchase. Putnam Management will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint account, along with cash of other Putnam funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.
OPTIONS ON SECURITIES

WRITING COVERED OPTIONS. Each fund may write covered call options and covered put options on optionable securities held in its portfolio, when in the opinion of Putnam Management such transactions are consistent with a fund's investment objective(s) and policies. Call options written by a fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

Each fund may write only covered options, which means that, so long as a fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. Each fund may write combinations of covered puts and calls on the same underlying security.

A fund will receive a premium from writing a put or call option, which increases the fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

A fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If a fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

PURCHASING PUT OPTIONS. A fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

PURCHASING CALL OPTIONS. A fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

RISK FACTORS IN OPTIONS TRANSACTIONS

The successful use of a fund's options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements. For example, if the fund were to write a call option based on Putnam Management's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the fund were to write a put option based on Putnam Management's expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When a fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security's price does not change.

The effective use of options also depends on a fund's ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, a fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by a fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, the Options Clearing Corporation may prohibit indefinitely the exercise of put options. The fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter ("OTC") options purchased by a fund and assets held to cover OTC options written by the fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the fund's ability to invest in illiquid securities.

FUTURES CONTRACTS AND RELATED OPTIONS

Subject to applicable law, and unless otherwise specified in the prospectus, a fund may invest without limit in the types of futures contracts and related options identified in the prospectus for hedging and non-hedging purposes, such as to manage the effective duration of the fund's portfolio or as a substitute for direct investment. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.
Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the fund is unable to enter into a closing transaction, the amount of the fund's potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss. In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss.

Unlike when a fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a contract, the fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, the initial margin is similar to a performance bond or good faith deposit which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when a fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker.

A fund may elect to close some or all of its futures positions at any time prior to their expiration date in order to reduce or eliminate the hedge position then currently held by the fund.
The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

None of the funds intend to purchase or sell futures or related options for other than hedging purposes, if, as a result, the sum of the initial margin deposits on the fund's existing futures and related options positions and premiums paid for outstanding options on futures contracts would exceed 5% of the fund's net assets.

OPTIONS ON FUTURES CONTRACTS. A fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

A fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of futures contracts by a fund is subject to Putnam Management's ability to predict movements in various factors affecting securities markets, including interest rates. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities underlying the futures and options purchased and sold by the fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. The successful use of these strategies further depends on the ability of Putnam Management to forecast interest rates and market movements correctly.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by a fund, the fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or
(vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

U.S. TREASURY SECURITY FUTURES CONTRACTS AND OPTIONS. U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

Successful use of U.S. Treasury security futures contracts by a fund is subject to Putnam Management's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if a fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect securities held in its portfolio, and the prices of the fund's securities increase instead as a result of a decline in interest rates, the fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities. For example, if a fund has hedged against a decline in the values of fixed-income securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of its fixed-income securities decrease, the fund would incur losses on both the Treasury security futures contracts written by it and the fixed-income securities held in its portfolio.

INDEX FUTURES CONTRACTS. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. A fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). A fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a fund enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the fund will gain $2,000 (500 units x gain of $4). If the fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the fund will lose $1,000 (500 units x loss of $2).

There are several risks in connection with the use by a fund of index futures. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. Putnam Management will, however, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.

Successful use of index futures by a fund is also subject to Putnam Management's ability to predict movements in the direction
of the market.   For example, it is possible that, where a fund
has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if a fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by Putnam Management may still not result in a profitable position over a short time period.

OPTIONS ON STOCK INDEX FUTURES. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

OPTIONS ON INDICES

As an alternative to purchasing call and put options on index futures, a fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

INDEX WARRANTS

A fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the fund were not to exercise an index warrant prior to its expiration, then the fund would lose the amount of the purchase price paid by it for the warrant.

A fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of a fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the fund's ability to exercise the warrants at such time, or in such quantities, as the fund would otherwise wish to do.

FOREIGN INVESTMENTS

A fund may invest in securities of foreign issuers that are not actively traded in U.S. markets. These foreign investments involve certain special risks described below.

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of a fund's foreign investments and the value of its shares (other than Putnam VT Money Market Fund) may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets.

In addition, a fund's investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of a fund's investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit a fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

The risks described above, including the risks of nationalization or expropriation of assets, are typically increased in connection
with investments in "emerging markets."   For example, political
and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced a steady devaluation relative to the U.S. dollar, and continued devaluations may adversely affect the value of a fund's assets denominated in such currencies. Many emerging market companies have experienced substantial, and in some periods extremely high, rates of inflation for many years, and continued inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of a fund's investments in emerging markets and the availability to a fund of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make a fund's investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and a fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value or prospects of an investment in such securities.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

FOREIGN CURRENCY TRANSACTIONS

Unless otherwise specified in the prospectus or this SAI, a fund may engage without limit in currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options, to manage its exposure to foreign currencies. In addition, a fund may write covered call and put options on foreign currencies for the purpose of increasing its current return.

Generally, a fund may engage in both "transaction hedging" and "position hedging." The fund may also engage in foreign currency transactions for non-hedging purposes, subject to applicable law. When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received.

A fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. If conditions warrant, for transaction hedging purposes a fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. In addition, for transaction hedging purposes a fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

A fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for a fund.

Cross hedging transactions by a fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

For transaction hedging purposes, a fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until expiration of the option. A put option on a currency gives the fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the fund the right to purchase the currency at the exercise price until the expiration of the option.

A fund may engage in position hedging to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which the securities the fund intends to buy are denominated, when the fund holds cash or short-term investments). For position hedging purposes, the fund may purchase or sell, on exchanges or in over-the-counter markets, foreign currency futures contracts, foreign currency forward contracts and options on foreign currency futures contracts and on foreign currencies on exchanges or in over-the-counter markets. In connection with position hedging, a fund may also purchase or sell foreign currency on a spot basis.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency. See "Risk factors in options transactions" above.

A fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The fund receives a premium from writing a call or put option, which increases the fund's current return if the option expires unexercised or is closed out at a net profit. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the fund. Cross hedging transactions by the fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

The fund may also engage in non-hedging currency transactions. For example, Putnam Management may believe that exposure to a currency is in the fund's best interest but that securities denominated in that currency will not assist the fund in meeting its objective. In that case the fund may purchase a currency forward contract or option in order to increase its exposure to the currency. In accordance with SEC regulations, the fund will segregate liquid assets in its portfolio to cover forward contracts used for non-hedging purposes.
The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

The decision as to whether and to what extent a fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that a fund will engage in foreign currency exchange transactions at any given time or from time to time.

CURRENCY FORWARD AND FUTURES CONTRACTS. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee.
The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although a fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

FOREIGN CURRENCY OPTIONS. In general, options on foreign currencies operate similarly to options on securities and are subject to many of the risks described above. Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Community's European Monetary System.

A fund will only purchase or write foreign currency options when Putnam Management believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

SETTLEMENT PROCEDURES. Settlement procedures relating to a fund's investments in foreign securities and to the fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the fund's domestic investments. For example, settlement of transactions involving foreign securities or foreign currencies may occur within a foreign country, and the fund may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

RESTRICTED SECURITIES

The SEC Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the funds) must be pursuant to written procedures established by the Trustees. It is the present intention of the Trustees that, if the Trustees decide to delegate such determinations to Putnam Management or another person, they would do so pursuant to written procedures, consistent with the Staff's position. Should the Staff modify its position in the future, the Trustees would consider what action would be appropriate in light of the Staff's position at that time.

YEAR 2000. Like other financial and business organizations, the funds depend on the proper function of their service providers' computer systems. To the extent that the systems used by the funds or their service providers cannot distinguish between the year 1900 and the year 2000 or have other operating difficulties as a result of the year 2000, the operations of and services provided to the funds and their shareholders could be adversely impacted. Putnam Management and its affiliates have reported that each expects to modify its systems, as necessary, to address this so-called "year 2000 problem," and will, on behalf of the funds, inquire as to the year 2000 compliance of the funds' other major service providers. However, there can be no assurance that the operations of and services provided to the funds and their shareholders will not be adversely affected. Similarly, companies in which the funds invest may also experience "year 2000 problems," which could ultimately result in losses to a fund to the extent that the securities of any such company decline in value as a result of a "year 2000 problem."

TAXES

TAXATION OF THE TRUST. Each fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order so to qualify and to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each fund must, among other things:

(a) Derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) Distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year;
and

(c) Diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses.

If a fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends).

If a fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If a fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the fund is permitted so to elect and so elects), plus any retained amount from the prior year, the fund will be subject to a 4% excise tax on the undistributed amounts. A fund is exempt from this distribution requirement and excise tax if at all times during the calendar year each shareholder in the fund was "a segregated asset account of a life insurance company held in connection with variable contracts."

HEDGING TRANSACTIONS. If a fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of the fund's distributions. The fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the fund.

SECURITIES ISSUED OR PURCHASED AT A DISCOUNT. A fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

CAPITAL LOSS CARRYOVER. Distributions from capital gains are made after applying any available capital loss carryovers. The amounts and expiration dates of any capital loss carryovers available to a fund are shown in Note 1 (Federal income taxes) to the financial statements incorporated by reference into this SAI.

FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. The fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of the fund's assets at year end consists of the stock or securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Investment by a fund in "passive foreign investment companies" could subject the fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

A "passive foreign investment company" is any foreign corporation: (i) 75 percent of more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

This discussion of federal income tax treatment of the Trust and its shareholders is based on the law as of the date of this SAI.

INVESTMENT RESTRICTIONS

AS FUNDAMENTAL INVESTMENT RESTRICTIONS, WHICH MAY NOT BE CHANGED AS TO ANY FUND WITHOUT A VOTE OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES OF THAT FUND, THE TRUST MAY NOT AND WILL NOT TAKE ANY OF THE FOLLOWING ACTIONS WITH RESPECT TO THAT FUND:

(1)(a) (All funds except Putnam VT The George Putnam Fund of Boston, Putnam VT Health Sciences Fund, Putnam VT Investors Fund, Putnam VT OTC & Emerging Growth Fund and Putnam VT Voyager Fund) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

(1)(b) (Putnam VT Voyager Fund) Borrow more than 50% of the value of its total assets (excluding borrowings and stock index futures contracts and call options on stock index futures contracts and stock indices) less liabilities other than borrowings and stock index futures contracts and call options on stock index futures contracts and stock indices.

(1)(c) (Putnam VT The George Putnam Fund of Boston, Putnam VT Health Sciences Fund, Putnam VT Investors Fund and Putnam VT OTC
& Emerging Growth Fund)   Borrow money in excess of 33 1/3% of
the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(4) Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

(5)(a) (All funds except Putnam VT The George Putnam Fund of Boston, Putnam VT Health Sciences Fund, Putnam VT Investors Fund and Putnam VT OTC & Emerging Growth Fund) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

(5)(b) (Putnam VT The George Putnam Fund of Boston, Putnam VT Health Sciences Fund, Putnam Investors Fund and Putnam OTC & Emerging Growth Fund) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam Funds), by entering into repurchase agreements, or by lending its portfolio securities.

(6)(a) (All funds except Putnam VT    Health Sciences Fund and
Putnam VT     Utilities Growth and Income Fund) With respect to
75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

(6)(b) (Putnam    VT Health Sciences Fund and Putnam     VT
Utilities Growth and Income Fund) With respect to 50% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

(7)(a) (All funds except Putnam VT    Health Sciences Fund and
Putnam VT     Utilities Growth and Income Fund)  With respect to
75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(7)(b) (Putnam    VT Health Sciences Fund and Putnam     VT
Utilities Growth and Income Fund) With respect to 50% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(8) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry; except that Putnam VT Utilities Growth and Income Fund may invest more than 25% of its assets in any of the public utilities industries; and except that Putnam VT Money Market Fund may invest up to 100% of its assets (i) in the banking industry, (ii) in the personal credit institution or business credit institution industries when in the opinion of management yield differentials make such investments desirable, or (iii) any combination of these.

(9) Issue any class of securities which is senior to the fund's shares of beneficial interest, except for permitted borrowings.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of a fund or the Trust means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a fund or the Trust, as the case may be, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                     ---------------------

IT IS CONTRARY TO EACH FUNDS' PRESENT POLICY, WHICH MAY BE
CHANGED WITHOUT SHAREHOLDER APPROVAL, TO:

(1) Invest in (a) securities which are not readily marketable,
(b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

All percentage limitations on investments (other than pursuant to non-fundamental restriction (1)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

MANAGEMENT

TRUSTEES NAME (AGE)

*+GEORGE PUTNAM (71), Chairman and President. Chairman and Director of Putnam Management and Putnam Mutual Funds. Director, Freeport Copper and Gold, Inc. (a mining and natural resource company), Houghton Mifflin Company (a major publishing company) and Marsh & McLennan Companies, Inc.


+WILLIAM F. POUNDS (70), Vice Chairman.  Professor of Management,
Alfred P. Sloan School of Management, Massachusetts Institute of
Technology.  Director of IDEXX Laboratories, Inc., Management
Sciences for Health, Inc., and Sun Company, Inc.

JAMESON A. BAXTER (54), Trustee. President, Baxter Associates, Inc. (a management and financial consulting firm). Director of Avondale Federal Savings Bank, ASHTA Chemicals, Inc. and Banta Corporation (printing and digital imaging). Chairman Emeritus of the Board of Trustees, Mount Holyoke College.

+HANS H. ESTIN (69), Trustee.  Chartered Financial Analyst and
Vice Chairman, North American Management Corp. (a registered investment adviser).

JOHN A. HILL (56), Trustee. Chairman and Managing Director, First Reserve Corporation (a registered investment adviser investing in companies in the world-wide energy industry on behalf of institutional investors). Director of Snyder Oil Corporation, TransMontaigne Oil Company, Weatherford Enterra, Inc. (an oil field service company) and various private companies owned by First Reserve Corporation, such as James River Coal and Anker Coal Corporation, and various First Reserve Funds, such as American Gas & Oil Investors, Ltd., AmGO II, L.P., First Reserve Secured Energy Assets Fund, L.P., First Reserve Fund V., L.P., First Reserve Fund VI, L.P., and First Reserve Fund VII, L.P.

RONALD J. JACKSON (54), Trustee.  Former Chairman, President and
Chief Executive Officer of Fisher-Price, Inc.

*PAUL L. JOSKOW (50), Trustee.  Professor of Economics and
Management and Head of the Department of Economics, Massachusetts
Institute of Technology.  Director, New England Electric System,
State Farm Indemnity Company and Whitehead Institute for
Biomedical Research.  He has been a consultant to National
Economic Research Associates, Inc. since 1972.

ELIZABETH T. KENNAN (60), Trustee. President Emeritus and Professor, Mount Holyoke College. Director, Bell Atlantic (a telecommunications company), the Kentucky Home Life Insurance Companies, NYNEX Corporation, Northeast Utilities and Talbots.

*LAWRENCE J. LASSER (55), Trustee and Vice President. President, Chief Executive Officer and Director of Putnam Investments, Inc. and Putnam Investment Management, Inc. Director of Marsh & McLennan Companies, Inc. and the United Way of Massachusetts Bay.

JOHN H. MULLIN, III (56), Trustee. Chairman and CEO of Ridgeway Farm, Director of ACX Technologies, Inc. (a company engaged in the manufacture of industrial ceramics and packaging products), Alex. Brown Realty, Inc. and The Liberty Corporation (a company engaged in the life insurance and broadcasting industries).

+ROBERT E. PATTERSON (53), Trustee.  President and Trustee of
Cabot Industrial Trust (a publicly traded real estate investment trust). Director of Brandywine Trust Company. Trustee of SEA
Education Association.

*DONALD S. PERKINS (71), Trustee. Director of various corporations, including AON Corp. (an insurance company), Cummins Engine Company, Inc. (an engine and power generator manufacturer and assembler), Current Assets L.L.C. (a corporation providing financial staffing services), LaSalle Street Fund, Inc. and LaSalle U.S. Realty Income and Growth Fund, Inc. (real estate investment trusts), Lucent Technologies Inc., Nanophase Technologies Inc. (a producer of nano crystalline materials), Ryerson Tull, Inc. (America's largest steel service corporation),
   and     Springs Industries, Inc. (a textile
   manufacturer.)

*#GEORGE PUTNAM III (46), Trustee. President, New Generation Research, Inc. (a publisher of financial advisory and other research services relating to bankrupt and distressed companies) and New Generation Advisers, Inc. (a registered investment adviser). Director, Massachusetts Audubon Society and The Boston Family Office, L.L.C. (a registered investment advisor).

*A.J.C. SMITH (64), Trustee.  Chairman and Chief Executive
Officer, Marsh & McLennan Companies, Inc.  Director, Trident
Corp.

W. THOMAS STEPHENS (55), Trustee.  President and Chief Executive
Officer of MacMillan Bloedel Ltd.  Director, Qwest Communications
(a fiber optics manufacturer) and New Century Energies (a public utility company).

W. NICHOLAS THORNDIKE (65), Trustee. Director of various corporations and charitable organizations, including Courier
Corporation, Data General Corporation, Bradley Real Estate, Inc., and Providence Journal Co.

*Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management or Putnam Mutual Funds.

+Members of the Executive Committee of the Trustees. The Executive Committee meets between regular meetings of the Trustees as may be required to review investment matters and other affairs of the fund and may exercise all of the powers of the Trustees.

#George Putnam, III is the son of George Putnam.

OFFICERS NAME (AGE)

CHARLES E. PORTER (59), Executive Vice President.  Managing
Director of Putnam Investments, Inc. and Putnam Management.

PATRICIA C. FLAHERTY (51), Vice President. Senior Vice President of Putnam Investments, Inc. and Putnam Management.

WILLIAM N. SHIEBLER (56), Vice President.  Director and Senior
Managing Director of Putnam Investments, Inc.  President and
Director of Putnam Mutual Funds.

GORDON H. SILVER (50), Vice President.  Director and Senior
Managing Director of Putnam Investments, Inc. and Putnam
Management.

IAN C. FERGUSON (40), Vice President. Senior Managing Director of Putnam Management.

JOHN R. VERANI (58), Vice President.  Senior Vice President of
Putnam Investments, Inc. and Putnam Management.

JOHN D. HUGHES (63), Senior Vice President and Treasurer.

BEVERLY MARCUS (53), Clerk and Assistant Treasurer.


                       -----------------

Each of the following persons is also a Vice President of the Trust and certain of the other Putnam funds, the total of which is noted parenthetically. Officers of Putnam Management hold the same offices in Putnam Management's parent company, Putnam
Investments, Inc.

IAN C. FERGUSON (40) (101 FUNDS), Senior Managing Director of
Putnam Management.

ANTHONY W. REGAN (58) (2 FUNDS), Senior Managing Director of
Putnam Management.

ROBERT R. BECK (57) (2 FUNDS), Managing Director of Putnam
Management.

BRETT C. BROWCHUK (35) (52 FUNDS), Managing Director of Putnam
Management.

WILLIAM J. CURTIN (38) (60 FUNDS), Managing Director of Putnam
Management.

OMID KAMSHAD (35) (4 FUNDS), Managing Director of Putnam
Management.

D. WILLIAM KOHLI (37) (8 FUNDS), Managing Director of Putnam
Management.

ANTHONY I. KREISEL (53) (12 FUNDS), Managing Director of Putnam
Management.

WILLIAM J. LANDES (45) (19 FUNDS), Managing Director of Putnam
Management.

JENNIFER E. LEICHTER (37) (11 FUNDS), Managing Director of Putnam
Management.

MICHAEL MARTINO (45) (8 FUNDS), Managing Director of Putnam
Management.

CAROL C. MCMULLEN (42) (14 FUNDS), Managing Director of Putnam
Management.

DANIEL L. MILLER (40) (6 FUNDS), Managing Director of Putnam
Management.

JUSTIN M. SCOTT (40) (9 FUNDS), Managing Director of Putnam
Management.

ERIC M. WETLAUFER (36) (2 FUNDS), Managing Director of Putnam
Management.

WILLIAM E. ZIEFF (38) (19 FUNDS), Managing Director of Putnam
Management.

MICHAEL K. ARENDS (44) (2 FUNDS), Senior Vice President of Putnam
Management.

EDWARD P. BOUSA (39) (3 FUNDS), Senior Vice President of Putnam
Management.

DAVID G. CARLSON (36) (1 FUND), Senior Vice President of Putnam
Management.

C. BETH COTNER (45) (4 FUND), Senior Vice President of Putnam
Management.

AMI T. KUAN DANOFF (35) (4 FUNDS),  Senior Vice President of
Putnam Management.

RICHARD ENGLAND (39) (2 FUNDS), Senior Vice President of Putnam
Management.

RICHARD M. FRUCCI (53) (1 FUND), Senior Vice President of Putnam
Management.

ROLAND W. GILLIS (48) (4 FUNDS), Senior Vice President of Putnam
Management.

J. PETER GRANT (55) (5 FUNDS), Senior Vice President of Putnam
Management.

STEVEN L. KIRSON (37) (1 FUND), Senior Vice President of Putnam
Management.

DAVID L. KING (41) (5 FUNDS), Senior Vice President of Putnam
Management.

KELLY A. MORGAN (35) (2 FUNDS), Senior Vice President of Putnam
Management.

MICHAEL J. MUFSON (35) (1 FUND), Senior Vice President of Putnam
Management.

ROBERT M. PAINE (34) (6 FUNDS),  Senior Vice President of
Putnam Management.

CHRISTOPHER A. RAY (35) (2 FUNDS), Senior Vice President of
Putnam Management.

ANTHONY C. SANTOSUS (39) (1 FUND), Senior Vice President of
Putnam Management.

SHELDON N. SIMON (40) (4 FUNDS), Senior Vice President of Putnam
Management.

MICHAEL P. STACK (39) (2 FUNDS), Senior Vice President of Putnam
Management.

CHARLES H. SWANBERG (50) (4 FUNDS), Senior Vice President of
Putnam Management.

ROBERT SWIFT (37) (5 FUNDS), Senior Vice President of Putnam
Management.

DAVID K. THOMAS (56) (3 FUNDS), Senior Vice President of Putnam
Management.

PAUL WARREN (37) (3 FUNDS), Senior Vice President of Putnam
Management.

MANUEL WEISS (49) (1 FUND), Senior Vice President of Putnam
Management.

GAIL S. ATTRIDGE (36) (8 FUNDS), Vice President of Putnam
Management.

JOANNE M. DRISCOLL (27)  (2 FUNDS), Vice President of Putnam
Management.

DAVID J. SANTOS (40) (3 FUNDS), Vice President of Putnam
Management.

ROSEMARY H. THOMSEN (37) (3 FUNDS), Vice President of Putnam
Management.

Except as stated below, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers. Prior to 1993, Mr. Jackson was Chairman of the Board, President and Chief Executive Officer of Fisher-Price, Inc. Prior to June, 1995, Ms. Kennan was President of Mount Holyoke College. Prior to 1996, Mr. Stephens was Chairman of the Board of Directors, President and Chief Executive Officer of Johns Manville Corporation. Prior to February, 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership. Prior to November, 1993, Ms. Attridge was an Analyst at Keystone Custody International. Prior to April, 1993, Ms. Kuan attended the MIT Sloan School of Management. Prior to April, 1996, Mr. Ferguson was CEO at Hong Kong Shanghai Banking Corporation. Prior to January, 1994, Mr. Martino was employed by Back Bay Advisors in the positions of Executive Vice President and Chief Investment Officer from 1992 to 1994. Prior to June, 1995, Ms. McMullen was Senior Vice President of Baring Asset Management. Prior to
March, 1995, Mr. Gillis was Vice President at Keystone Custodian Funds, Inc. Prior to January, 1996, Mr. Kamshad was Director of Investments at Lombard Odier International and prior to April, 1995 he was Director at Baring Asset Management Company. Prior to September, 1994, Mr. Kohli was Executive Vice President and Co-Director of Global Bond Management and, prior to October, 1993, Senior Portfolio Manager, at Franklin Advisors/Templeton Investment Counsel. Prior to December, 1992, Mr. Ray was Vice President and Portfolio Manager at Scudder, Stevens & Clark, Inc. Prior to June, 1993, Mr. Siegel was Vice President at Salomon Brothers International LTD. Prior to August, 1995, Mr. Swift was Director and Senior Portfolio Manager at IAI International/Hill Samuel Investment Advisors. Prior to December, 1996 Ms. Morgan was Senior Vice President at Alliance Capital Management L.P. Prior to May, 1997, Mr. Warren was a Director at IDS Fund Management, and prior to August, 1994 was a Director at Pilgrim Baxter Associates. Prior to March, 1994 Mr. Warren was a
Director at Prudential Asia, and prior to February, 1993 was a Director at Rothschild Asset Management. Prior to December,
1996, Mr. Zieff was Manager of the Global Asset Allocation Group at Grantham, Mayo, Van Otterloo & Co. Prior to November 1997,
Mr. Arends was employed by Phoenix Duff & Phelps as a Managing Director, Equities. Prior to August 1994, Mr. Arends was employed as a Portfolio Manager with Kemper Financial Services. Prior to November 1997, Mr. Wetlaufer was employed as a Managing Director and Portfolio Manager at Cadence Capital Management. Prior to November, 1997, Mr. Stack was employed as a Senior Vice President and Portfolio Manager at Independence Investment Associates, Inc. Prior to April, 1995, Ms. Driscoll was a Graduate Teaching Assistant in the Finance Department at Northeaster University and prior to September, 1994, Ms. Driscoll was a Financial Associate at Bank Boston. Prior to June, 1993, Ms. Driscoll was an Investment Associate at BayBanks Investment Management. Prior to September, 1995, Ms. Cotner was Executive Vice President of Kemper Financial Services. Prior to June,
1993, Mr. Mufson was Senior Equity Analyst at Stein Roe &
Farnham.

The Trust pays each Trustee a fee for his or her services. Each Trustee also receives fees for serving as Trustee of other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Trustees meet monthly over a two-day period, except in August. The Compensation Committee, which consists solely of Trustees not affiliated with Putnam Management and is responsible for recommending Trustee compensation, estimates that Committee and Trustee meeting time together with the appropriate preparation requires the equivalent of at least three business days per Trustee meeting. The following table shows the year each Trustee was first elected a Trustee of the Putnam funds the fees paid to each Trustee by each Putnam VT fund for fiscal 1997 (except for Putnam VT The George Putnam Fund of Boston, Putnam VT Health Sciences Fund, Putnam VT Investors Fund and Putnam VT OTC & Emerging Growth Fund, for which fees expected to be paid for the first full fiscal year are shown), and the fees paid to each Trustee by all of the Putnam funds for the year ended December 31, 1997:

COMPENSATION TABLE

                                            AGGREGATE COMPENSATION (1) FROM:


                               PUTNAM VT       PUTNAM VT       PUTNAM VT        PUTNAM VT   PUTNAM
VT                             PUTNAM VT
                               ASIA PACIFIC    DIVERSIFIED     GLOBAL ASSET     GLOBAL      GROWTH
AND                            HIGH TRUSTEE/YEAR                GROWTH           INCOME
ALLOCATION                     GROWTH           INCOME          YIELD
--------------------------------------------------------------------------------
-------------------------------------
Jameson A. Baxter/1994 (5)       $932          $1,121          $1,242           $2,287      $5,776          $1,386
Hans H. Estin/1972                927           1,115           1,234            2,273       5,743           1,386
John A. Hill/1985 (5)             927           1,115           1,234            2,273       5,743           1,386
Ronald J. Jackson/1996 (5)        932           1,121           1,242            2,287       5,776           1,386
Paul L. Joskow/1997 (8)           128             157             177              325         855             195
Elizabeth T. Kennan/1992          922           1,108           1,228            2,261       5,709           1,370
Lawrence J. Lasser/1992           912           1,096           1,214            2,235       5,642           1,355
John H. Mullin/1997 (8)           128             157             177              325         855             195
Robert E. Patterson/1984          932           1,121           1,242            2,286       5,776           1,386
Donald S. Perkins/1982            932           1,121           1,242            2,286       5,776           1,386
William F. Pounds/1971 (6)        952           1,210           1,380            2,528       6,896           1,528
George Putnam/1957                927           1,115           1,235            2,274       5,742           1,382
George Putnam, III/1984           922           1,109           1,228            2,261       5,709           1,370
A.J.C. Smith/1986                 901           1,083           1,200            2,209       5,577           1,338
W. Thomas Stephens (5) (7)        281             337             287              528       1,369             320
W. Nicholas Thorndike/1992        932           1,121           1,242            2,287       5,776           1,386


COMPENSATION TABLE (continued)

                                            AGGREGATE COMPENSATION (1) FROM:


                            PUTNAM VT      PUTNAM VT             PUTNAM VT          PUTNAM VT  PUTNAM VT  PUTNAM VT
                            INTERNATIONAL  INTERNATIONAL         INTERNATIONAL
NEW                         MONEY          NEW                   NEW
TRUSTEE/YEAR                GROWTH         GROWTH AND INCOME     OPPORTUNITIES      MARKET     VALUE      OPPORTUNITIES
--------------------------------------------------------------------------------
---------------------------------------
Jameson A. Baxter/1994 (5)      $389          $401                $395             $522       $264         $2,435
Hans H. Estin/1972               389           401                 395              519        264          2,421
John A. Hill/1985 (5)            389           401                 395              519        264          2,421
Ronald J. Jackson/1996 (5)       389           401                 395              522        263          2,435
Paul L. Joskow/1997 (8)          113           117                 115               75         77            350
Elizabeth T. Kennan/1992         384           397                 390              516        261          2,407
Lawrence J. Lasser/1992          376           387                 390              510        261          2,380
John H. Mullin/1997 (8)          113           117                 115               75         77            350
Robert E. Patterson/1984         389           401                 395              522        264          2,435
Donald S. Perkins/1982           389           401                 395              522        264          2,435
William F. Pounds/1971 (6)       401           418                 407              602        281          2,759
George Putnam/1957               384           396                 390              519        261          2,422
George Putnam, III/1984          380           392                 386              516        258          2,408
A.J.C. Smith/1986                376           388                 381              504        255          2,352
W. Thomas Stephens (5) (7)       248           257                 253              159        167            567
W. Nicholas Thorndike/1992       389           401                 395              522        263          2,435


COMPENSATION TABLE (continued)


                                       ESTIMATED AGGREGATE COMPENSATION (1) FROM:

                                                                                 P
UTNAM VT
                                                PUTNAM VT      PUTNAM VT        THE GEORGE
                               PUTNAM VT       OTC & EMERGING  HEALTH           PUTNAM FUND
TRUSTEE/YEAR                   INVESTORS+       GROWTH+         SCIENCES+        OF BOSTON+
--------------------------------------------------------------------------------
------------
Jameson A. Baxter/1994 (5)      $401            $401          $401                $401
Hans H. Estin/1972               401             401           401                 401
John A. Hill/1985 (5)            401             401           401                 401
Ronald J. Jackson/1996 (5)       401             401           401                 401
Paul L. Joskow/1997 (8)          401             401           401                 401
Elizabeth T. Kennan/1992         401             401           401                 401
Lawrence J. Lasser/1992          401             401           401                 401
John H. Mullin/1997 (8)          401             401           401                 401
Robert E. Patterson/1984         401             401           401                 401
Donald S. Perkins/1982           401             401           401                 401
William F. Pounds/1971 (6)       418             418           418                 418
George Putnam/1957               401             401           401                 401
George Putnam, III/1984          401             401           401                 401
A.J.C. Smith/1986                401             401           401                 401
W. Thomas Stephens (5) (7)       401             401           401                 401
W. Nicholas Thorndike/1992       401             401           401                 401

COMPENSATION TABLE (continued)
                                            AGGREGATE COMPENSATION (1) FROM:

                                                                                             E
STIMATED
                                                                                             A
NNUAL
                                                                                             B
ENEFITS
                                            PUTNAM VT                                        FROM ALL
                          PUTNAM VT         U.S. GOVERNMENT                                  PUTNAM
FUNDS
                          UTILITIES GROWTH  AND HIGH        PUTNAM VT PUTNAM VT  ALL PUTNAM  UPON
TRUSTEE/YEAR              AND INCOME        QUALITY BOND    VISTA     VOYAGER    FUNDS (2)
RETIREMENT (4)
--------------------------------------------------------------------------------
----------------------------------------
Jameson A. Baxter/1994 (5)    $1,292       $1,022          $263      $3,929     $176,000   $87,500
Hans H. Estin/1972             1,285        1,016           264       3,907      175,000    87,500
John A. Hill/1985 (5)          1,285        1,016           264       3,907      175,000    87,500
Ronald J. Jackson/1996 (5)     1,292        1,022           264       3,929      176,000    87,500
Paul L. Joskow/1997 (8)          178          138            77         560       25,500    87,500
Elizabeth T. Kennan/1992       1,278        1,011           260       3,885      174,000    87,500
Lawrence J. Lasser/1992        1,264        1,000           260       3,841      172,000    87,500
John H. Mullin/1997 (8)          178          138            77         560       25,000    87,500
Robert E. Patterson/1984       1,292        1,022           263       3,929      176,000    87,500
Donald S. Perkins/1982         1,292        1,022           263       3,929      176,000    87,500
William F. Pounds/1971 (6)     1,404        1,147           277       4,528      201,000    98,000
George Putnam/1957             1,286        1,017           260       3,907      175,000    87,500
George Putnam, III/1984        1,279        1,011           257       3,885      174,000    87,500
A.J.C. Smith/1986              1,249          988           254       3,796      170,000    87,500
W. Thomas Stephens (5) (7)       293          225           167         900       53,000    87,500
W. Nicholas Thorndike/1992     1,292        1,022           263       3,929      176,000    87,500

COMPENSATION TABLE

                       PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES (3) FROM:


                               PUTNAM VT       PUTNAM VT       PUTNAM VT        PUTNAM VT   PUTNAM
VT                             PUTNAM VT
                               ASIA PACIFIC    DIVERSIFIED     GLOBAL ASSET     GLOBAL      GROWTH
AND                            HIGH TRUSTEE/YEAR                GROWTH           INCOME
ALLOCATION                     GROWTH           INCOME          YIELD
--------------------------------------------------------------------------------
-------------------------------------
Jameson A. Baxter/1994 (5)       $189            $225            $245             $452       $1091            $276
Hans H. Estin/1972                470             558             608             1122        2708             685
John A. Hill/1985 (5)             177             210             229              422        1019             258
Ronald J. Jackson/1996 (5)         79              94             103              190         458             116
Paul L. Joskow/1997 (8)           N/A             N/A             N/A              N/A         N/A             N/A
Elizabeth T. Kennan/1992          244             289             315              582        1404             355
Lawrence J. Lasser/1992           183             217             236              436        1053             266
John H. Mullin/1997 (8)           N/A             N/A             N/A              N/A         N/A             N/A
Robert E. Patterson/1984          141             168             183              338         815             206
Donald S. Perkins/1982            510             605             659             1217        2937             743
William F. Pounds/1971 (6)        528             627             683             1261        3043             769
George Putnam/1957                537             637             694             1282        3093             782
George Putnam, III/1984            93             110             120              222         536             136
A.J.C. Smith/1986                 317             377             410              757        1827             462
W. Thomas Stephens (5) (7)        N/A             N/A             N/A              N/A         N/A             N/A
W. Nicholas Thorndike/1992        350             416             453              836        2018             510


COMPENSATION TABLE (continued)

                       PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES (3) FROM:


                            PUTNAM VT      PUTNAM VT             PUTNAM VT          PUTNAM VT  PUTNAM VT  PUTNAM VT
                            INTERNATIONAL  INTERNATIONAL         INTERNATIONAL
NEW                         MONEY          NEW                   NEW
TRUSTEE/YEAR                GROWTH++       GROWTH AND INCOME++   OPPORTUNITIES++    MARKET     VALUE++    OPPORTUNITIES
--------------------------------------------------------------------------------
---------------------------------------
Jameson A. Baxter/1994 (5)        $0            $0                  $0             $103         $0           $474
Hans H. Estin/1972                 0             0                   0              255          0           1177
John A. Hill/1985 (5)              0             0                   0               96          0            443
Ronald J. Jackson/1996 (5)         0             0                   0               43          0            199
Paul L. Joskow/1997 (8)            0             0                   0              N/A          0            N/A
Elizabeth T. Kennan/1992           0             0                   0              132          0            610
Lawrence J. Lasser/1992            0             0                   0               99          0            458
John H. Mullin/1997 (8)            0             0                   0              N/A          0            N/A
Robert E. Patterson/1984           0             0                   0               77          0            354
Donald S. Perkins/1982             0             0                   0              276          0           1276
William F. Pounds/1971 (6)         0             0                   0              286          0           1323
George Putnam/1957                 0             0                   0              291          0           1344
George Putnam, III/1984            0             0                   0               50          0            233
A.J.C. Smith/1986                  0             0                   0              172          0            794
W. Thomas Stephens (5) (7)         0             0                   0              N/A          0            N/A
W. Nicholas Thorndike/1992         0             0                   0              190          0            877


COMPENSATION TABLE (continued)

                       PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES (3) FROM:


                                            PUTNAM VT
                          PUTNAM VT         U.S. GOVERNMENT
                          UTILITIES GROWTH  AND HIGH        PUTNAM VT PUTNAM VT
TRUSTEE/YEAR              AND INCOME        QUALITY BOND    VISTA++   VOYAGER
------------------------------------------------------------------------------
Jameson A. Baxter/1994 (5)      $263         $212            $0        $775
Hans H. Estin/1972               652          525             0        1923
John A. Hill/1985 (5)            245          198             0         724
Ronald J. Jackson/1996 (5)       110           89             0         325
Paul L. Joskow/1997 (8)          N/A          N/A             0         N/A
Elizabeth T. Kennan/1992         338          272             0         997
Lawrence J. Lasser/1992          253          204             0         748
John H. Mullin/1997 (8)          N/A          N/A             0         N/A
Robert E. Patterson/1984         196          158             0         579
Donald S. Perkins/1982           707          569             0        2086
William F. Pounds/1971 (6)       733          590             0        2162
George Putnam/1957               745          600             0        2197
George Putnam, III/1984          129          104             0         381
A.J.C. Smith/1986                440          354             0        1298
W. Thomas Stephens (5) (7)       N/A          N/A             0         N/A
W. Nicholas Thorndike/1992       486          391             0        1434

COMPENSATION TABLE (continued)

                       PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES (3) FROM:


                                                                        PUTNAM
VT
                                            PUTNAM VT       PUTNAM VT   THE
GEORGE
                          PUTNAM VT         OTC & EMERGING  HEALTH      PUTNAM
FUND
TRUSTEE/YEAR              INVESTORS++       GROWTH++        SCIENCES++  OF
BOSTON++
------------------------------------------------------------------------------
Jameson A. Baxter/1994 (5)        $0           $0            $0          $0
Hans H. Estin/1972                 0            0             0           0
John A. Hill/1985 (5)              0            0             0           0
Ronald J. Jackson/1996 (5)         0            0             0           0
Paul L. Joskow/1997 (8)            0            0             0           0
Elizabeth T. Kennan/1992           0            0             0           0
Lawrence J. Lasser/1992            0            0             0           0
John H. Mullin/1997 (8)            0            0             0           0
Robert E. Patterson/1984           0            0             0           0
Donald S. Perkins/1982             0            0             0           0
William F. Pounds/1971 (6)         0            0             0           0
George Putnam/1957                 0            0             0           0
George Putnam, III/1984            0            0             0           0
A.J.C. Smith/1986                  0            0             0           0
W. Thomas Stephens (5) (7)         0            0             0           0
W. Nicholas Thorndike/1992         0            0             0           0

+    Reflects estimated amounts to be paid for the current fiscal year.
++   For certain newly created funds, actual pension or retirement benefit information is not yet available.
(1)  Includes an annual retainer and an attendance fee for each meeting attended.
(2)  As of December 31, 1997, there were 101 funds in the Putnam family.
(3)  The Trustees approved a Retirement Plan for Trustees of the Putnam funds on
     October 1, 1996.
(4)  Assumes that each Trustee retires at the normal retirement date.  Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1997.
(5)  Includes compensation deferred pursuant to a Trustee Compensation Deferral
     Plan.  The total amounts of deferred compensation payable to Ms. Baxter as of December 31, 1997 by Putnam VT Growth and Income Fund and Putnam VT
     Voyager Fund, were $5,728 and $4,156, respectively, including income earned on such amounts.  The total amounts of deferred compensation payable to Mr.
     Hill as of December 31, 1997 by Putnam VT Global Asset Allocation Fund,
     Putnam VT Global Growth Fund, Putnam VT Growth and Income Fund, Putnam VT
     High Yield Fund, Putnam VT New Opportunities Fund, Putnam VT U.S.
     Government and High Quality Bond Fund, Putnam VT Utilities Growth and
     Income Fund, and Putnam VT Voyager Fund, were $4,079, $6,837, $14,706,
     $4,096, $5,013, $4,097, $4,305, and $11,998 respectively, including income earned on such amounts.  The total amounts of deferred compensation payable to Mr. Jackson as of December 31, 1997 by Putnam VT Global Asset Allocation
     Fund, Putnam VT Global Growth Fund, Putnam VT Growth and Income Fund,
     Putnam VT High Yield Fund, Putnam VT New Opportunities Fund, Putnam VT U.S.
     Government and High Quality Bond Fund, Putnam VT Utilities Growth and
     Income Fund, and Putnam VT Voyager Fund, were $2,225, $4,020, $9,197,
     $2,371, $4,037, $1,990, $2,328, and $6,858 respectively, including income earned on such amounts.  The total amounts of deferred compensation payable to Mr. Stephens as of December 31, 1997 by Putnam VT Global Asset
     Allocation Fund, Putnam VT Global Growth Fund, Putnam VT Growth and Income
     Fund, Putnam VT High Yield Fund, Putnam VT New Opportunities Fund, Putnam
     VT U.S. Government and High Quality Bond Fund, Putnam VT Utilities Growth
     and Income Fund, and Putnam VT Voyager Fund, were $285, $523, $1,358, $317,
     $562, $223, $291, and $893 respectively, including income earned on such amounts.
(6)  Includes additional compensation for service as Vice Chairman of the Putnam funds.
(7)  Elected a Trustee in September 1997.
(8)  Elected a Trustee in November 1997.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit is also available under the Plan which assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of
(i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (a committee comprised of Trustees that are not "interested persons" of the fund, as defined in the Investment Company Act of 1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment.

For additional information concerning the Trustees, see
"Management" in this SAI.

The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in such Agreement and Declaration of Trust that such Trustees and officers have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Trustees and officers of the Trust who are also officers of Putnam Management or its affiliates or stockholders of Marsh & McLennan Companies, Inc. will benefit from the advisory fees, transfer agency fees and custodian fees and fees paid or allowed by the Trust. At March 31, 1998, the officers and Trustees as a group owned directly no shares of the Trust or any fund. As of that date, less than 1% of the value of the accumulation units with respect to any fund was attributable to the officers and Trustees of the Trust, as a group, owning variable annuity contracts or variable life insurance policies issued by the insurers listed in the following tables. All of the shares of each of the funds are owned by the insurance company separate accounts listed below and by Putnam Management pursuant to its initial capital contribution to each fund during the organization of the Trust and the subsequent organization of Putnam VT Global Growth Fund, Putnam VT Utilities Growth and Income Fund, Putnam VT Diversified Income Fund, Putnam VT New Opportunities Fund, Putnam VT Asia Pacific Growth Fund, Putnam VT International Growth Fund, Putnam VT International Growth and Income Fund, Putnam VT International New Opportunities Fund, Putnam VT New Value Fund and Putnam VT Vista Fund. Except to the extent set forth below, to the knowledge of the Trust no person owned of record or beneficially 5% or more of the shares of any fund as of March 31, 1998.

ISSUER AND NAME OF
SEPARATE ACCOUNT

(1) HARTFORD LIFE                                   PERCENTAGE OF
INSURANCE COMPANY           FUND           SHARES OWNED OF RECORD

(a) Putnam Capital Manager Trust
    Separate Account

          Putnam VT Asia
           Pacific Growth Fund                   38.70%

          Putnam VT Diversified
           Income Fund                           51.71%

          Putnam VT Global
           Asset Allocation Fund                 50.25%

          Putnam VT Global
           Growth Fund                           44.33%

          Putnam VT Growth and
           Income Fund                           51.41%

          Putnam VT High Yield Fund              43.67%

          Putnam VT International
           Growth Fund                           36.61%

          Putnam VT International
           Growth and Income Fund                41.49%

          Putnam VT International
           New Opportunities Fund                39.84%

          Putnam VT Money Market Fund            48.31%
ISSUER AND NAME OF
SEPARATE ACCOUNT

(1) HARTFORD LIFE                                   PERCENTAGE OF
INSURANCE COMPANY             FUND         SHARES OWNED OF RECORD

(a) Putnam Capital Manager Trust
    Separate Account (continued)

          Putnam VT New Opportunities
            Fund                                  4.04%

          Putnam VT New Value Fund               38.91%

          Putnam VT U.S. Government
           and High Quality Bond Fund            66.33%

          Putnam VT Utilities
           Growth and Income Fund                54.01%

          Putnam VT Vista Fund                   41.09%

          Putnam VT Voyager Fund                 46.72%

(b) Putnam Capital Manager Trust
    Separate Account VLI

          Putnam VT Diversified
           Income Fund                                *

          Putnam VT Global Asset
           Allocation Fund                        1.05%

          Putnam VT Global
           Growth Fund                            1.23%

          Putnam VT Growth and
           Income Fund                                *

          Putnam VT High Yield Fund                   *

          Putnam VT Money
           Market Fund                                *

          Putnam VT New
           Opportunities Fund                         *

          Putnam VT U.S. Government
           and High Quality
           Bond Fund                                  *


ISSUER AND NAME OF
SEPARATE ACCOUNT

(1) HARTFORD LIFE                                   PERCENTAGE OF
INSURANCE COMPANY              FUND        SHARES OWNED OF RECORD

(b) Putnam Capital Manager Trust
    Separate Account VLI (continued)

          Putnam VT Utilities Growth
           and Income Fund                            *

          Putnam VT Voyager Fund                  1.00%

(c) Putnam Capital Manager Trust
    Separate Account VLII

          Putnam VT Diversified
           Income Fund                                *

          Putnam VT Global Asset
           Allocation Fund                            *

          Putnam VT Global
           Growth Fund                                *

          Putnam VT Growth and
           Income Fund                                *

          Putnam VT High Yield Fund                   *

          Putnam VT Money
           Market Fund                                *

          Putnam VT New
           Opportunities Fund                         *

          Putnam VT U.S. Government
           and  High Quality
           Bond Fund                                  *

          Putnam VT Utilities Growth
           and Income Fund                            *

          Putnam VT Voyager Fund                      *
ISSUER AND NAME OF
SEPARATE ACCOUNT

(1) HARTFORD LIFE                                   PERCENTAGE OF
INSURANCE COMPANY            FUND          SHARES OWNED OF RECORD

(d) Putnam Capital Manager Trust
    Variable Life
    Separate Account Five

          Putnam VT Asia Pacific
           Growth Fund                                *

          Putnam VT Diversified
           Income Fund                                *

          Putnam VT Global Asset
           Allocation Fund                            *

          Putnam VT Global
           Growth Fund                                *

          Putnam VT Growth and
           Income Fund                                *

          Putnam VT High Yield Fund                   *

          Putnam VT International
           Growth Fund                                *

          Putnam VT International
           Growth and Income Fund                     *

          Putnam VT International
           New Opportunities Fund                     *

          Putnam VT Money
           Market Fund                                *

          Putnam VT New
           Opportunities Fund                         *

          Putnam VT New Value Fund                    *

          Putnam VT U.S. Government
           and High Quality Bond Fund                 *



ISSUER AND NAME OF
SEPARATE ACCOUNT

(1) HARTFORD LIFE                                   PERCENTAGE OF
INSURANCE COMPANY             FUND         SHARES OWNED OF RECORD

(d) Putnam Capital Manager Trust
    Variable Life
    Separate Account Five (continued)

          Putnam VT Utilities Growth
           and Income Fund                            *

          Putnam VT Vista Fund                        *

          Putnam VT Voyager Fund                      *

(e) Putnam Capital Manager Trust
    Variable Life
    Separate Account VLUL

          Putnam VT Diversified
           Income Fund                                *

          Putnam VT Global Asset
           Allocation Fund                            *

          Putnam VT Global
           Growth Fund                                *

          Putnam VT Growth and
           Income Fund                                *

          Putnam VT High Yield Fund                   *

          Putnam VT Money
           Market Fund                                *

          Putnam VT New
           Opportunities Fund                         *

          Putnam VT U.S. Government
           and High Quality Bond Fund                 *


          Putnam VT Utilities Growth
           and Income Fund                            *

          Putnam VT Voyager Fund                      *


(2) ITT HARTFORD LIFE
    AND ANNUITY                                     PERCENTAGE OF
    INSURANCE COMPANY           FUND       SHARES OWNED OF RECORD

(a) Putnam Capital Manager Trust
    Separate Account Two

          Putnam VT Asia Pacific
           Growth Fund                           60.09%

          Putnam VT Diversified
           Income Fund                           44.21%

          Putnam VT Global Asset
           Allocation Fund                       47.68%

          Putnam VT Global Growth
           Fund                                  52.99%

          Putnam VT Growth and
           Income Fund                           45.95%

          Putnam VT High Yield Fund              54.08%

          Putnam VT International
           Growth Fund                           54.88%

          Putnam VT International
           Growth and Income Fund                58.25%

          Putnam VT International
           New Opportunities Fund                59.38%

          Putnam VT Money Market Fund            46.20%

          Putnam VT New
           Opportunities Fund                     5.76%

          Putnam VT New Value Fund               60.60%

          Putnam VT U.S. Government
           and High Quality Bond Fund            30.41%

          Putnam VT Utilities Growth
           and Income Fund                       43.39%

          Putnam VT Vista Fund                   58.59%

          Putnam VT Voyager Fund                 48.53%

(2) ITT HARTFORD LIFE
    AND ANNUITY                                     PERCENTAGE OF
    INSURANCE COMPANY           FUND       SHARES OWNED OF RECORD

(b) Putnam Capital Manager Trust
    Separate Account VLI

          Putnam VT Diversified
           Income Fund                                *

          Putnam VT Global Asset
           Allocation Fund                            *

          Putnam VT Global
           Growth Fund                                *

          Putnam VT Growth and
           Income Fund                                *

          Putnam VT High Yield Fund                   *

          Putnam VT Money
           Market Fund                                *

          Putnam VT New
           Opportunities Fund                         *

          Putnam VT U.S. Government
           and High Quality
           Bond Fund                                  *

          Putnam VT Utilities Growth
           and Income Fund                            *

          Putnam VT Voyager Fund                      *

(c) Putnam Capital Manager Trust
    Separate Account VLII

          Putnam VT Diversified
           Income Fund                                *
          Putnam VT Global Asset
           Allocation Fund                            *

          Putnam VT Global
           Growth Fund                                *

          Putnam VT Growth and
           Income Fund                                *

(2) ITT HARTFORD LIFE
    AND ANNUITY                                     PERCENTAGE OF
    INSURANCE COMPANY                              FUNDSHARES OWNED OF RECORD

(c) Putnam Capital Manager Trust
    Separate Account VLII (continued)

          Putnam VT High Yield Fund                   *

          Putnam VT Money
           Market Fund                                *

          Putnam VT New
           Opportunities Fund                         *

          Putnam VT U.S. Government
           and High Quality
           Bond Fund                                  *

          Putnam VT Utilities Growth
           and Income Fund                            *

          Putnam VT Voyager Fund                      *

(d) Putnam Capital Manager Trust
    Variable Life
    Separate Account Five

          Putnam VT Asia Pacific
           Growth Fund                                *

          Putnam VT Diversified
           Income Fund                                *

          Putnam VT Global Asset
           Allocation Fund                            *

          Putnam VT Global
           Growth Fund                                *

          Putnam VT Growth and
           Income Fund                                *

          Putnam VT High Yield Fund                   *

          Putnam VT International
           Growth Fund                                *

          Putnam VT International
           Growth and Income Fund                     *

(2) ITT HARTFORD LIFE
    AND ANNUITY                                     PERCENTAGE OF
    INSURANCE COMPANY            FUND      SHARES OWNED OF RECORD

(d) Putnam Capital Manager Trust
    Variable Life
    Separate Account Five (continued)

          Putnam VT International
           New Opportunities Fund                     *

          Putnam VT Money
           Market Fund                                *

          Putnam VT New
           Opportunities Fund                         *

          Putnam VT New Value Fund                    *

          Putnam VT U.S. Government
           and High Quality
           Bond Fund                                  *

          Putnam VT Utilities Growth
           and Income Fund                            *

          Putnam VT Vista Fund                        *

          Putnam VT Voyager Fund                      *

(e) Putnam Capital Manager Trust
    Separate Account Six

          Putnam VT Diversified
           Income Fund                                *

          Putnam VT Global Asset
           Allocation Fund                            *

          Putnam VT Global
           Growth Fund                                *

          Putnam VT U.S. Government
           and High Quality
           Bond Fund                                  *


(2) ITT HARTFORD LIFE
    AND ANNUITY                                     PERCENTAGE OF
    INSURANCE COMPANY            FUND      SHARES OWNED OF RECORD

(g) Putnam Capital Manager Trust
    Separate Account VLUL

          Putnam VT Diversified
           Income Fund                                *

          Putnam VT Global Asset
           Allocation Fund                            *

          Putnam VT Global
           Growth Fund                                *

          Putnam VT Growth and
           Income Fund                                *

          Putnam VT High Yield Fund                   *

          Putnam VT Money
           Market Fund                                *

          Putnam VT New
           Opportunities Fund                         *

          Putnam VT U.S. Government
           and High Quality Bond Fund                 *

          Putnam VT Utilities Growth
           and Income Fund                            *

          Putnam VT Voyager Fund                      *


ISSUER AND NAME
OF SEPARATE ACCOUNT

(3) RELIASTAR LIFE                                  PERCENTAGE OF
    INSURANCE COMPANY          FUND        SHARES OWNED OF RECORD

(a) Putnam Variable Trust
    Select Life I

          Putnam VT Diversified
           Income Fund                            1.12%

          Putnam VT Growth and
           Income Fund                                *

          Putnam VT Utilities Growth
           and Income Fund                            *

          Putnam VT Voyager Fund                      *

(b) Putnam Variable Trust
    Select Life II

          Putnam VT Asia Pacific
           Growth Fund                            1.12%

          Putnam VT Diversified
           Income Fund                                *

          Putnam VT Growth and
           Income Fund                                *

          Putnam VT New
           Opportunities Fund                         *

          Putnam VT Utilities Growth
           and Income Fund                            *

          Putnam VT Voyager Fund                      *

(c) Putnam Variable Trust
    Select Life III

          Putnam VT Asia Pacific
           Growth Fund                                *

          Putnam VT Diversified
           Income Fund                                *

          Putnam VT Growth and
           Income Fund                                *

(3) RELIASTAR LIFE                                  PERCENTAGE OF
    INSURANCE COMPANY              FUND    SHARES OWNED OF RECORD

(c) Putnam Variable Trust
    Select Life III (continued)

          Putnam VT New
           Opportunities Fund                         *

          Putnam VT Utilities
           Growth and Income Fund                     *

          Putnam VT Voyager Fund                      *

(d) Putnam Variable Trust
    Survivorship Flexible
    Premium Variable Life (SVUL I)

          Putnam VT Asia Pacific
           Growth Fund                                *

          Putnam VT Diversified
           Income Fund                                *

          Putnam VT Growth and
           Income Fund                                *

          Putnam VT New
           Opportunities Fund                         *

          Putnam VT Utilities
           Growth and Income Fund                     *

          Putnam VT Voyager Fund                      *

(e) Putnam Variable Trust
    ReliaStar Select Annuity II

          Putnam VT Diversified
           Income Fund                                *

          Putnam VT Growth and
           Income Fund                                *

          Putnam VT Utilities Growth
           and Income Fund                            *

          Putnam VT Voyager Fund                      *

(3) RELIASTAR LIFE                                  PERCENTAGE OF
    INSURANCE COMPANY             FUND     SHARES OWNED OF RECORD

(f) Putnam Variable Trust
    ReliaStar Select Annuity III

          Putnam VT Asia Pacific
           Growth Fund                            2.86%

          Putnam VT Diversified
           Income Fund                            1.72%

          Putnam VT Growth and
           Income Fund                                *

          Putnam VT New
           Opportunities Fund                    87.71%

          Putnam VT Utilities Growth
           and Income Fund                        1.03%

          Putnam VT Voyager Fund                  1.32%

(4) RELIASTAR LIFE                                  PERCENTAGE OF
    INSURANCE COMPANY             FUND     SHARES OWNED OF RECORD
    OF NEW YORK

(a) Putnam Variable Trust
    ReliaStar Select Life New York

          Putnam VT Diversified
           Income Fund                                *

          Putnam VT Growth and
           Income Fund                                *

          Putnam VT Voyager                                  Fund
*


(5) AMERICAN ENTERPRISE
    LIFE INSURANCE COMPANY

(a) American Enterprise
    Variable Annuity Account

          Putnam VT Diversified
           Income Fund                                *

          Putnam VT Growth and
           Income Fund                                *


(5) AMERICAN ENTERPRISE                             PERCENTAGE OF
    LIFE INSURANCE COMPANY   FUND          SHARES OWNED OF RECORD

(a) American Enterprise
    Variable Annuity Account (continued)

          Putnam VT Global Growth
           Fund                                       *

          Putnam VT High Yield Fund                   *

          Putnam VT New
           Opportunities Fund                         *

          Putnam VT Voyager Fund                      *


(b) American Enterprise
    American Centurion Life

          Putnam VT Diversified Income Fund           *

          Putnam VT Global Growth and Income
           Fund                                       *

          Putnam VT High Yield Fund                   *

          Putnam VT New
           Opportunities Fund                         *

          Putnam VT Voyager Fund                      *

(6) INVESTORS LIFE
    INSURANCE COMPANY OF                            PERCENTAGE OF
    NORTH AMERICA                                  FUNDSHARES OWNED OF RECORD

    Putnam Variable Trust
    CIGNA Separate
    Account I
          Putnam VT Growth and
           Income Fund                                *

          Putnam VT Money
           Market Fund                                *

          Putnam VT U.S. Government
           and High Quality
           Bond Fund                                  *

          Putnam VT Voyager Fund                      *

ISSUER AND NAME OF
SEPARATE ACCOUNT

(7) PARAGON LIFE                             PERCENTAGE OF SHARES
    INSURANCE COMPANY         FUND             OWNED OF RECORD AS

(a) Putnam Variable Trust
    Paragon Variable Life

          Putnam VT Asia Pacific Growth Fund          *

          Putnam VT Diversified
           Income Fund                                *

          Putnam VT Global Asset
           Allocation Fund                            *

          Putnam VT Global Growth Fund                *

          Putnam VT Growth and
           Income Fund                                *

          Putnam VT High Yield Fund                   *

          Putnam VT Money Market Fund                 *

          Putnam VT New
           Opportunities Fund                         *

          Putnam VT U.S. Government
           and High Quality
           Bond Fund                                  *

          Putnam VT Utilities
           Growth and Income Fund                     *

          Putnam VT Voyager Fund                      *

(b) Putnam Variable Trust
    Paragon Variable Life
    Multi-Manager

          Putnam VT High Yield Fund                   *

          Putnam VT New
           Opportunities Fund                         *

          Putnam VT U.S. Government
           and High Quality
           Bond Fund                                  *

          Putnam VT Voyager Fund                      *
ISSUER AND NAME OF
SEPARATE ACCOUNT

(8) IDS LIFE                                 PERCENTAGE OF SHARES
    INSURANCE COMPANY         FUND             OWNED OF RECORD AS

(a) IDS Life Variable
    Account 10
          Putnam VT New
           Opportunities Fund                     1.68%

(b) IDS Life of New York
    Flexible Portfolio
    Annuity Account
          Putnam VT New
           Opportunities Fund                         *

(c) IDS Life Variable
    Life Separate Account
          Putnam VT New
           Opportunities Fund                         *

(d) IDS Life of New
    York Account 8
          Putnam VT New
           Opportunities Fund                         *

(9) COVA FINANCIAL LIFE                      PERCENTAGE OF SHARES
    INSURANCE COMPANY         FUND             OWNED OF RECORD AS

(a) Variable Annuity
    Account One

          Putnam VT Growth and Income Fund            *

          Putnam VT International Growth Fund         *

          Putnam VT International
           New Opportunities Fund                     *

          Putnam VT New Value Fund                    *

          Putnam VT Vista Fund                        *

(b) Variable Annuity
    Account Five

          Putnam VT Growth and
           Income Fund                                *

          Putnam VT International
           Growth Fund                                *

ISSUER AND NAME OF
SEPARATE ACCOUNT

(9) COVA FINANCIAL LIFE                      PERCENTAGE OF SHARES
    INSURANCE COMPANY         FUND             OWNED OF RECORD AS

(b) Variable Annuity
    Account Five (continued)

          Putnam VT International
           New Opportunities Fund                     *

          Putnam VT New Value Fund                    *

          Putnam VT Vista Fund                        *


*Less than 1/10th of 1%.

The address for the separate accounts listed in (1) and (2) above is: P.O. Box 2099, Hartford, CT 06140-2999. The address for the separate account listed in (3) above is: 20 Washington Avenue South, Minneapolis, MN 55401. The address for the separate account listed in (4) above is: 80 S. Eighth Street, Minneapolis, MN 55440. The address for the separate account listed in (5) above is: Austin Centre, 701 Brazos Street, Austin, TX 78701. The address for the separate account listed in
(6) above is: 100 South Brentwood, St. Louis, MO 63105. The address for the separate account listed in (7) above is: IDS Tower 10, Minneapolis, MN 55440.

Each of the insurance companies issuing the separate accounts listed above have agreed to vote their shares in proportion to and in the manner instructed by contract and policy owners. By virtue of the foregoing, each of these insurance companies, or any of them together, may be deemed to be a controlling person of each of the funds.

PUTNAM MANAGEMENT AND ITS AFFILIATES

Putnam Management is one of America's oldest and largest money management firms. Putnam Management's staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than could be purchased by the investor individually; the resulting diversification helps reduce investment risk. Putnam Management has been managing mutual funds since 1937. Today, the firm serves as the investment manager for the funds in the Putnam Family, with nearly $182 billion in assets in over 9 million shareholder accounts at December 31, 1997. An affiliate, The Putnam Advisory Company, Inc., manages domestic and foreign institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers. At December 31, 1997, Putnam Management and its affiliates managed nearly $181 billion in assets, including over $19 billion in tax-exempt securities and over $57 billion in retirement plan assets.

Putnam Management, Putnam Mutual Funds and Putnam Fiduciary Trust
Company are subsidiaries of Putnam Investments, Inc., a holding company which is in turn wholly owned by Marsh & McLennan
Companies, Inc., a publicly-owned holding company whose principal operating subsidiaries are international insurance and reinsurance brokers, investment managers and management consultants.

Trustees and officers of a fund who are also officers of Putnam Management or its affiliates or who are stockholders of Marsh & McLennan Companies, Inc. will benefit from the advisory fees, sales commissions, distribution fees, custodian fees and transfer agency fees paid or allowed by the fund.

THE MANAGEMENT CONTRACT

Under a Management Contract between the Trust and Putnam Management dated October 2, 1987, as supplemented March 2, 1990, and as further supplemented February 27, 1992, July 9, 1993, April 5, 1994, June 2, 1994, April 7, 1995, July 13, 1995, July
11, 1996 and as further supplemented, December 20, 1996, February 6, 1998 subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the funds and makes investment decisions on their behalf. Subject to the control of the Trustees, Putnam Management also manages, supervises and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the Trust's portfolio securities. Putnam Management may place the Trust's portfolio transactions with broker-dealers which furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising the Trust and other clients. In so doing, Putnam Management may cause a fund to pay greater brokerage commissions than it might otherwise pay.

The compensation payable to Putnam Management under the Management Contract for its investment management services to the funds is paid quarterly at the following annual rates of each fund's average net assets, as determined at the close of each business day during the quarter:

        FUND                                   RATE

Putnam VT International New               1.20% of the first $500
  Opportunities Fund                     million of average net
                                          assets, 1.10% of the
                                          next $500 million,
                                          1.05% of the next $500
                                          million, 1.00% of the
                                          next $5 billion, 0.975%
                                          of the next $5 billion,
                                          0.955% of the next $5
                                          billion, 0.94% of the
                                          next $5 billion, and
                                          0.93% of any excess
                                          thereafter

Putnam VT Asia Pacific Growth Fund,       0.80% of the first $500
Putnam VT International Growth Fund, and  million of average net
Putnam VT International Growth and        assets, 0.70% of the
Income Fund                               next $500 million,
                                          0.65% of the next $500
                                          million, 0.60% of the
                                          next $5 billion, 0.575%
                                          of the next $5 billion,
                                          0.555% of the next $5
                                          billion, 0.54% of the
                                          next $5 billion, and
                                          0.53% of any excess
                                          thereafter.

Putnam VT Diversified Income Fund,        0.70% of the first $500
Putnam VT Global Asset Allocation Fund,   million of average
Putnam VT Health Sciences Fund, Putnam    net assets, 0.60% of
VT High Yield Fund, Putnam VT New         the next $500 million,
Opportunities Fund, Putnam VT New         0.55% of the next $500
Value Fund, Putnam VT OTC & Emerging      million, 0.50% of the
Growth Fund, Putnam VT Utilities Growth   next $5 billion, 0.475%
and Income Fund, and Putnam VT Voyager    of the next $5 billion,
Fund                                      0.455% of the next $5
billion, 0.44% of the                                  next $5
billion and                                            0.43% of
any excess
thereafter.

Putnam VT Growth and Income Fund,         0.65% of the first $500
Putnam VT Investors Fund, Putnam          million of average net
VT The George Putnam Fund of Boston,      assets, 0.55% of the
Putnam VT U.S. Government and High        next $500 million,
Quality Bond Fund, and Putnam VT          0.50% of the next $500
Vista Fund                                million, 0.45% of the
next $5 billion, 0.425%                                of the
next $5 billion,                                       0.405% of
the next $5                                            billion,
0.39% of the                                           next $5
billion and                                            0.38% of
any excess
thereafter.



Putnam VT Global Growth Fund              0.60% of average net
                                          assets.

Putnam VT Money Market Fund               0.45% of the first $500
                                          million of average net
                                          assets, 0.35% of the
                                          next $500 million,
                                          0.30% of the next $500
                                          million, 0.25% of the
                                          next $5 billion, 0.225%
                                          of the next $5 billion,
                                          0.205% of the next $5
                                          billion, 0.19% of the
                                          next $5 billion and
                                          0.18% of any excess
                                          thereafter.

The Trust pays affiliates of Putnam Management additional amounts for investor servicing and custody services.

In addition to the fee paid to Putnam Management, the Trust reimburses Putnam Management for the compensation and related expenses of certain officers of the funds and certain persons who assist them in carrying out the responsibilities of their offices. During fiscal 1996, the Trust reimbursed Putnam Management $192,769 in this regard, including $170,800 in contributions to the Putnam Investments, Inc. Profit Sharing Retirement Plan for the benefit of such officers and their assistants. The Trust may also pay or reimburse Putnam Management for all or a part of the compensation and related expenses of one or more other officers of the Trust and their assistants who provide certain administrative services for the fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. Currently the Trust is reimbursing Putnam Management for the compensation and related expenses of the Senior Vice President and the Clerk of the Trust. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees. Putnam Management pays all other salaries of officers of the Trust. The Trust pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays any cost of typesetting for its prospectuses and any cost of printing and mailing prospectuses sent to its shareholders. Putnam Mutual Funds pays the cost of printing and distributing all other prospectuses.

The Management Contract provides that Putnam Management shall not be subject to any liability to the Trust or to any shareholder of the Trust for any act or omission in the course of or connected with rendering services to the Trust in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management. The Management Contract may be terminated as to the Trust or as to any fund without penalty by vote of the Trustees or the shareholders of one or more Funds affected, or by Putnam Management, on 30 days' written notice. It may be amended with respect to a fund only by a vote of the shareholders of that fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect as to any fund only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders of that fund, and, in either case, by a majority of the Trustees who are not "interested persons" of Putnam Management or any fund. In each of the foregoing cases, the vote of the shareholders of any fund is the affirmative vote of a "majority of the outstanding voting securities" of such fund as defined in the Investment Company Act of 1940. The continuation of the Contract as to all funds was unanimously approved by the Trustees, including those Trustees who are not "interested persons," on January 5, 1996. Putnam Management's compensation under the Management Contract may be reduced in any year if the fund's expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term "expenses" is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.

Under the Management Contract, Putnam Management may reduce its compensation to the extent that a fund's expenses exceed such lower expense limitation as Putnam Management may, by notice to the fund, declare to be effective. The expenses subject to this limitation are exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expenses and, if the fund has a distribution plan, payments required under such plan. For the purpose of determining any such limitation on Putnam Management's compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses.

MANAGEMENT FEES

                                               REFLECTING A
                                               REDUCTION IN THE
                                               FOLLOWING AMOUNTS
                                               PURSUANT TO AN
FUND                FISCAL      MANAGEMENT     EXPENSE
NAME                YEAR        FEE PAID       LIMITATION
----                ------      ----------     -----------------

Putnam VT Asia
 Pacific Growth        1997    $1,076,596
 Fund                  1996      $681,628
                       1995+      $67,583      $40,348



Putnam VT Diversified
 Income Fund           1997    $3,811,378
                       1996    $2,766,551
                       1995    $1,741,950

Putnam VT Global
 Asset Allocation
 Fund                  1997    $5,755,350
                       1996    $4,262,397
                       1995    $3,253,739

Putnam VT Global
 Growth Fund           1997    $9,366,376
                       1996    $6,444,626
                       1995    $4,329,841

Putnam VT Growth
 and Income Fund       1997   $34,012,687
                       1996   $21,454,942
                       1995   $13,096,405

Putnam VT High
 Yield Fund            1997    $5,842,951
                       1996    $4,142,115
                       1995    $2,909,080

Putnam VT International
  Growth Fund         1997*     $608,193      $55,502
                       1996           N/A
                       1995           N/A

Putnam VT International
  Growth & Income
  Fund                1997*     $871,531
                       1996           N/A
                       1995           N/A

Putnam VT International
  New Opportunities   1997*     $893,002      $206,574
  Fund                1996           N/A
                       1995           N/A

Putnam VT Money
 Market Fund           1997    $2,090,282
                       1996    $1,689,370
                       1995    $1,061,046

Putnam VT New
 Opportunities Fund    1997   $12,267,574
                       1996    $7,144,796
                       1995    $1,618,748




Putnam VT New
  Value Fund          1997*     $757,486
                       1996           N/A
                       1995           N/A

Putnam VT U.S.
Government and High
 Quality Bond Fund     1997    $4,731,739
                       1996    $4,628,688
                       1995    $4,133,901

Putnam VT Utilities
 Growth and Income
 Fund                  1997    $4,703,343
                       1996    $3,753,576
                       1995    $2,666,363


Putnam VT Vista Fund   1997*     $600,249
                       1996           N/A
                       1995           N/A


Putnam VT Voyager
 Fund                  1997   $21,134,308
                       1996   $15,143,788
                       1995    $8,864,927

+    Commencement of operations May 1, 1995
*    Commencement of operations January 2, 1997

PORTFOLIO TRANSACTIONS

INVESTMENT DECISIONS. Investment decisions for each of the funds and for the other investment advisory clients of Putnam Management and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time.
Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in Putnam Management's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.


BROKERAGE AND RESEARCH SERVICES. Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive "brokerage and research services" (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which these broker-dealers have arrangements. Consistent with this practice, Putnam Management receives brokerage and research services and other similar services from many broker-dealers with which Putnam Management places the funds' portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by Putnam Management's managers and analysts. Where the services referred to above are not used exclusively by Putnam Management for research purposes, Putnam Management, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to their non-research use. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The management fee paid by the Trust is not reduced because Putnam Management and its affiliates receive these services even though Putnam Management might otherwise be required to purchase some of these services for cash.

Putnam Management places all orders for the purchase and sale of portfolio investments for each fund and buys and sells investments for each fund through a substantial number of brokers and dealers. In so doing, Putnam Management uses its best efforts to obtain for each fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, Putnam Management, having in mind each fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

As permitted by Section 28(e) of the 1934 Act, and by the Management Contract, Putnam Management may cause a fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other agency transactions for the fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. Putnam Management's authority to cause a fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time. Putnam Management does not currently intend to cause the Trust to make such payments. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, Putnam Management will use its best efforts to obtain the most favorable price and execution available with respect to such transactions, as described above.

The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of a fund, less any direct expenses approved by the Trustees, shall be recaptured by the fund through a reduction of the fee payable by the fund under the Management Contract.
Putnam Management seeks to recapture for each fund soliciting dealer fees on the tender of the fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, Putnam Management may consider sales of shares of the Trust (and, if permitted by law, of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

FUND                       FISCAL       BROKERAGE
NAME                       YEAR         COMMISSIONS
----                       ------       -----------

Putnam VT Asia
 Pacific Growth
 Fund (Commencement        1997        $679,699
 of operations             1996        $829,577
 May 1, 1995)              1995        $205,198

Putnam VT Diversified
 Income Fund               1997         $32,813
                           1996         $11,983
                           1995         $14,676

Putnam VT Global Asset
 Allocation Fund           1997      $1,043,014
                           1996        $908,217
                           1995        $797,004

Putnam VT Global
 Growth Fund               1997      $8,339,967
                           1996      $3,111,557
                           1995      $2,275,831

Putnam VT Growth and
 Income Fund               1997      $8,609,589
                           1996      $5,056,587
                           1995      $3,637,703

Putnam VT High
 Yield Fund                1997          $9,384
                           1996         $14,940
                           1995         $11,800

Putnam VT International
  Growth Fund             1997        $553,235
                           1996             N/A
                           1995             N/A


Putnam VT International
  Growth & Income Fund    1997        $659,464
                           1996             N/A
                           1995             N/A

Putnam VT International
  New Opportunities
  Fund                    1997        $733,380
                           1996             N/A
                           1995             N/A


Putnam VT Money
 Market Fund               1997              $0
                           1996              $0
                           1995              $0

Putnam VT New
 Opportunities Fund
(Commencement of
 operations
 May 2, 1994)              1997      $2,268,158
                           1996      $1,584,684
                           1995        $312,487

Putnam VT New
  Value Fund              1997        $292,442
                           1996             N/A
                           1995             N/A

Putnam VT U.S. Government
 and High Quality
 Bond Fund                 1997         $85,584
                           1996         $23,582
                           1995          $2,880
Putnam VT Utilities
 Growth and Income Fund    1997        $785,994
                           1996        $898,263
                           1995        $938,350

Putnam VT Vista Fund       1997        $174,221
                           1996             N/A
                           1995             N/A

Putnam VT Voyager Fund     1997      $3,624,594
                           1996      $3,380,235
                           1995      $2,171,392


PRINCIPAL UNDERWRITER

Putnam Mutual Funds is the principal underwriter of shares of the Trust, which are continuously offered, and shares of the other continuously offered Putnam funds. Putnam Mutual Funds is not obligated to sell any specific amount of shares of the Trust and will purchase shares for resale only against orders for shares.

INVESTOR SERVICING AGENT AND CUSTODIAN

Putnam Investor Services, a division of Putnam Fiduciary Trust Company ("PFTC"), is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Trust as an expense of all its shareholders. The fee paid to Putnam Investor Services is determined on the basis of the number of shareholder accounts, the number of transactions and the assets of the fund. Putnam Investor Services won the DALBAR Quality Tested Service Seal in 1990, 1991, 1992, 1993, 1994 and 1995. Over 10,000 tests of 38 separate shareholder service components demonstrated that Putnam Investor Services tied for the highest scores, with two other mutual fund companies in all categories.

The Trust paid $12,166,403 in gross fees to PFTC for its investor servicing and custody services during fiscal 1997. The Trust made no payments to PFTC for out-of-pocket expenses related to the investor servicing agent's function for the year. For a description of the custodial services provided by PFTC, see "Custodian" below.

Putnam Fiduciary Trust Company is also investor servicing agent for the other Putnam funds and receives fees from each of those funds for its services.

INVESTMENT PERFORMANCE OF THE TRUST

STANDARD PERFORMANCE MEASURES

Yield and total return data for the funds may from time to time be presented in the prospectus, this SAI and advertisements. In the case of funds with more than one class of shares, all performance information is calculated separately for each class.
The data is calculated as follows.


Total return for the one-, five- and ten year periods (or for such shorter periods as the fund has been in operation or shares of the relevant class have been outstanding) is determined by calculating the actual dollar amount of investment return on a $1,000 investment in a fund at the beginning of the period, at net asset value for class IA and IB shares and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of a fund during that period. Total return calculations assume deduction of the fund's maximum sales charge or CDSC, if applicable, and reinvestment of all fund distributions at net asset value on their respective reinvestment dates.

A fund's yield is presented for a specified thirty-day period (the "base period"). Yield is based on the amount determined by
(i) calculating the aggregate amount of dividends and interest earned by the fund during the base period less expenses accrued for that period, and (ii) dividing that amount by the product of
(A) the average daily number of shares of the fund outstanding during the base period and entitled to receive dividends and (B) the per share net asset value for class IA and IB shares of the fund on the last day of the base period. The result is annualized on a compounding basis to determine the fund's yield. For this calculation, interest earned on debt obligations held by the fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as GNMAs, based on cost). Dividends on equity securities are accrued daily at their stated dividend rates. The amount of expenses used in determining the fund's yield includes, in addition to expenses actually accrued by the fund, an estimate of the amount of expenses that the fund would have incurred if brokerage commissions had not been used to reduce such expenses.

Putnam VT Money Market Fund's yield is computed by determining the percentage net change, excluding capital changes, in the value of an investment in one share of the fund over the seven-day period for which yield is presented (the "base period"), and multiplying the net change by 365/7 (or approximately 52 weeks). The fund's effective yield represents a compounding of the fund's yield by adding 1 to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result.

At times, Putnam Management may reduce its compensation or assume expenses of a fund in order to reduce that fund's expenses. The annual per share amount of any such fee reduction or assumption of expenses during the fund's past ten fiscal years (or for the life of the fund, if shorter) is set forth in the footnotes to the table entitled "Financial highlights" in the class IA and class IB prospectuses. Any such fee reduction or assumption of expenses would increase a fund's yield and total return for periods including the period of the fee reduction or assumption. The table below presents yield and total return performance information for the class IA shares for the period ended December 31, 1997. For funds that have been in existence for more than one year, average annual total return information is shown. For funds in existence for a year or less, cumulative total return information (from the period of the fund's inception through December 31, 1997) is shown. All data is based on past performance and does not predict future results. No class IB shares were outstanding during these periods.

                                      TOTAL RETURN
                            -----------------------------
PUTNAM VT FUND     YIELD*  1 YEAR       5 YEARS LIFE OF FUND


Asia Pacific        N/A   -14.66%     N/A   -1.81%

Diversified Income 8.19%    7.38      N/A    7.50

Global Asset
 Allocation         2.55   19.67     14.60% 12.11

Global Growth       N/A    14.33     15.24  10.63

Growth and Income   1.82   24.15     18.86  16.65

High Yield          9.12   14.34     12.57  11.49

International
 Growth & Income    1.33    N/A       N/A   19.43

International
 Growth             N/A     N/A       N/A   16.13

International
 New Opportunities  N/A     N/A       N/A    -0.10

Money Market        5.34    5.22      4.47   5.50
New Opportunities   N/A    23.29      N/A   22.86

New Value           N/A     N/A       N/A   17.60

U.S. Government and
 High Quality Bond  5.56    8.64      7.60   8.73

Utilities
 Growth and Income  3.09   27.10     15.26  14.72

Vista               N/A     N/A       N/A   23.21

Voyager             N/A    26.51     19.25  18.08

* Cumulative performance

* Information shown for all funds except Putnam VT Money Market
Fund represents 30-day yield.  Information shown for Putnam VT
Money Market Fund represents 7-day yield.

See the prospectus for the inception date of each fund. The foregoing performance information reflects an expense limitation applicable to Putnam VT High Yield Fund for fiscal 1988, Putnam VT Utilities Growth and Income Fund for fiscal 1992, Putnam VT New Opportunities Fund for fiscal 1994, Putnam VT Asia Pacific Growth Fund for fiscal 1995, and Putnam VT International Growth Fund, Putnam VT International Growth and Income Fund, Putnam VT International New Opportunities Fund, Putnam New Value Fund and Putnam VT Vista Fund for fiscal 1997. Performance information presented for the funds should not be compared directly with performance information of other insurance products without taking into account insurance-related charges and expenses
payable under their variable annuity contracts.   These charges
and expenses are not reflected in the funds' performance and would reduce an investor's return under the annuity contract.

DETERMINATION OF NET ASSET VALUE

The Trust values the shares of each fund daily on each day the New York Stock Exchange (the "Exchange") is open. Currently, the Exchange is closed Saturdays, Sundays and the following holidays:
New Year's Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. The Trust determines net asset value as of the close of regular trading on the Exchange, currently 4:00 p.m. However, equity options held by a fund are priced as of the close of trading at 4:10 p.m., and futures contracts on U.S. government and other fixed-income securities and index options held by a fund are priced as of their close of trading at 4:15 p.m.
PUTNAM VT MONEY MARKET FUND. The valuation of the fund's portfolio instruments at amortized cost is permitted in accordance with Securities and Exchange Commission Rule 2a-7 and certain procedures adopted by the Trustees. The amortized cost of an instrument is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity, regardless of the effect of fluctuating interest rates on the market value of the instrument. Although the amortized cost method provides certainty in valuation, it may result at times in determinations of value that are higher or lower than the price the fund would receive if the instruments were sold. Consequently, changes in the market value of portfolio instruments during periods of rising or falling interest rates will not normally be reflected either in the computation of net asset value of the fund's portfolio or in the daily computation of net income. Under the procedures adopted by the Trustees, the fund must maintain a dollar-weighted average portfolio maturity of 397 days or less, purchase only instruments having remaining maturities of 90 days or less and invest in securities determined by the Trustees to be of high quality with minimal credit risks. The Trustees have also established procedures designed to stabilize, to the extent reasonably possible, the fund's price per share as computed for the purpose of distribution, redemption and repurchase at $1.00. These procedures include review of the fund's portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the fund's net asset value calculated by using readily available market quotations deviates from $1.00 per share, and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Trustees determine that such a deviation exists, they will take such corrective action as they regard as necessary and appropriate, including selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redeeming shares in kind, or establishing a net asset value per share by using readily available market quotations.

Since the net income of the fund is declared as a dividend each time it is determined, the net asset value per share of the fund remains at $1.00 per share immediately after such determination and dividend declaration. Any increase in the value of a shareholder's investment in the fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of the fund in the shareholder's account on the first day of the next month (or, if that day is not a business day, on the next business day). It is expected that the fund's net income will be positive each time it is determined. However, if because of realized losses on sales of portfolio investments, a sudden rise in interest rates, or for any other reason the net income of the fund determined at any time is a negative amount, the fund will offset such amount allocable to each then shareholder's account from dividends accrued during the month with respect to such account. If at the time of payment of a dividend (either at the regular monthly dividend payment date, or, in the case of a shareholder who is withdrawing all or substantially all of the shares in an account, at the time of withdrawal), such negative amount exceeds a shareholder's accrued dividends, the fund will reduce the number of outstanding shares by treating the shareholder as having contributed to the capital of the fund that number of full and fractional shares which represent the amount of excess. Each shareholder is deemed to have agreed to such contribution in these circumstances by his or her investment in the fund.

OTHER FUNDS. Each of the other funds determines net asset value as follows: Securities for which market quotations are readily available are valued at prices which, in the opinion of the Trustees or Putnam Management, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter) the last reported bid price, except that certain U.S. government securities are valued at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares of the class outstanding.

Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value on the basis of valuations furnished by pricing services approved by the Trustees, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. If any securities held by a fund are restricted as to resale, Putnam Management determines their fair value following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Trust's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the funds' net asset values. If events materially affecting the values of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees. In addition, securities held by some of the funds may be traded in foreign markets that are open for business on days that a fund is not, and the trading of such securities on those days may have an impact on the value of a shareholder's investment at a time when the shareholder cannot buy and sell shares of the fund.

DISTRIBUTION PLAN

The Trust has adopted a distribution plan with respect to class
IB shares, the principal features of which are described in the prospectus. This SAI contains additional information which may be of interest to investors.

Continuance of the plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of a fund and who have no direct or indirect interest in the plan or related arrangements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material amendments to the plan must be likewise approved by the Trustees and the Qualified Trustees. The class IB plan may not be amended in order to increase materially the costs which a fund may bear for distribution pursuant to such plan without also being approved by a majority of the outstanding voting securities of a fund. The class IB plan may terminate automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the fund or the relevant class of a fund, as the case may be.
Putnam Mutual Funds pays service fees to insurance companies and their affiliated dealers at the rates set forth in the Prospectus. Service fees are paid quarterly to the insurance company or dealer of record for that quarter.

Financial institutions receiving payments from Putnam Mutual
Funds as described above may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of insurance companies and securities brokers or dealers.

Except as otherwise agreed between Putnam Mutual Funds and a dealer, for purposes of determining the amounts payable to insurance companies or their affiliates, "average net asset value" means the product of (i) the average daily share balance in such account(s) and (ii) the average daily net asset value of the relevant class of shares over the quarter.

SUSPENSION OF REDEMPTIONS

The Trust may not suspend shareholders' right of redemption or postpone payment for more than seven days unless the New York Stock Exchange is closed for other than customary weekends or holidays, or except, if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of that fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund would be unable to meet its obligations. The likelihood of such circumstances is remote.

CUSTODIAN

Putnam Fiduciary Trust Company ("PFTC") is the custodian of the Trust's assets. In carrying out its duties under its custodian contract, PFTC may employ one or more subcustodians whose responsibilities will include safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Trust's investments. PFTC and any subcustodians employed by it have a lien on the securities of each fund (to the extent permitted by the Trust's investment restrictions) to secure charges and any advances made by such subcustodians at the end of any day for the purpose of paying for securities purchased by the Trust for the benefit of that fund. The Trust expects that such advances will exist only in unusual circumstances. Neither PFTC nor any subcustodian determines the investment policies of any fund or decides which securities a fund will buy or sell. PFTC pays the fees and other charges of any subcustodians employed by it. The Trust may from time to time pay custodial expenses in full or in part through the placement by Putnam Management of the Trust's portfolio transactions with the subcustodians or with a third-party broker having an agreement with the subcustodians. The Trust pays PFTC an annual fee based on each fund's assets, securities transactions and securities holdings and reimburses PFTC for certain out-of-pocket expenses incurred by it or any subcustodian employed by it in performing custodial services.

INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

Price Waterhouse LLP are the Trust's independent accountants, providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Accountants and financial statements included in the Trust's Annual Report for the fiscal year ended December 31, 1997 filed electronically on February 27, 1998 (File No. 811-5346), are incorporated by reference into this SAI.

The financial statements for the fiscal year ended December 31, 1997 incorporated by reference into this SAI have been so included and incorporated in reliance upon the report of the independent accountants, given on their authority as experts in auditing and accounting.